UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-21126

Name of Fund:	BlackRock Municipal Income Trust II (BLE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust II, 55 East 52
nd
Street, New York, NY 10055
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 07/31/2022
Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock Municipal Income Quality Trust (BYM)
BlackRock Municipal Income Trust II (BLE)
BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review
Dear Shareholder,
The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.
Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.
The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.
The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.
In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.
Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000 ® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview For the Reporting Period Ended July 31, 2022

Municipal Market Conditions
Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.
Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.
From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers
Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.
The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of July 31, 2022	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective
BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”)
investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Trust, effective as of July 31, 2022, from August 31 to July 31.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of July 31, 2022 ($13.34) (a)	5.22%
Tax Equivalent Yield (b)	8.82%
Current Monthly Distribution per Common Share (c)	$0.0580
Current Annualized Distribution per Common Share (c)	$0.6960
Leverage as of July 31, 2022 (d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.34	$16.25	(17.91)%	$16.29	$11.52
Net Asset Value	13.56	16.16	(16.09)	16.23	12.57
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)
Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

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Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(11.83)%	2.38%	3.67%
Trust at Market Price (a)(b)	(13.74)	2.84	3.38
Customized Reference Benchmark (c)	(7.03)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P ® Municipal Bond Index	(6.18)	1.96	2.58
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV (d)	(12.54)	1.96	3.52
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price (d)	(16.74)	1.58	2.90

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield ex AMT (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
The Trust’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) With respect to credit tiers, A and BBB rated bonds were the largest detractors due to their higher durations. Positions in the non-rated, non-investment grade category also detracted from performance, driven by long-dated Puerto Rico debt and holdings in the workforce housing and tobacco sectors. The effect was especially pronounced among positions in low- or zero-coupon securities in these areas. Healthcare and tax-backed issues were the leading overall detractors at the sector level, primarily due to their large portfolio weightings. The Trust’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices.
On the positive side, the Trust’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance at a time of rising Treasury yields. The Trust’s cash position, while limited, also helped relative performance given the poor returns for the municipal market. Holdings in short-dated bonds with maturities of less than five years, primarily in the pre-refunded sector, posted modest gains.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
County/City/Special District/School District	22.4%
Health	20.1
Transportation	15.4
State	14.5
Utilities	7.5
Education	7.2
Tobacco	6.8
Housing	3.8
Corporate	2.3
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2022	3.6%
2023	9.2
2024	6.2
2025	14.1
2026	8.0
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	10.7%
AA/Aa	38.9
A	26.2
BBB/Baa	10.2
BB/Ba	2.6
B	0.3
N/R (e)	11.1

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.2% of the Trust’s total investments.

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Trust Summary as of July 31, 2022	BlackRock Municipal Income Trust II (BLE)

Investment Objective
BlackRock Municipal Income Trust II’s (BLE) (the “Trust”)
investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Trust, effective as of July 31, 2022, from August 31 to July 31.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of July 31, 2022 ($11.77) (a)	5.30%
Tax Equivalent Yield (b)	8.95%
Current Monthly Distribution per Common Share (c)	$0.0520
Current Annualized Distribution per Common Share (c)	$0.6240
Leverage as of July 31, 2022 (d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.77	$15.70	(25.03)%	$16.14	$10.57
Net Asset Value	12.60	15.38	(18.08)	15.39	11.72
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)
Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmarks for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	9

Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Trust II (BLE)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(13.72)%	1.49%	3.37%
Trust at Market Price (a)(b)	(21.05)	(0.61)	2.21
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P ® Municipal Bond Index	(6.18)	1.96	2.58
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV (d)	(12.54)	1.96	3.52
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price (d)	(16.74)	1.58	2.90

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
Income contributed to the Trust’s performance, but it was not sufficient to offset the sharp downturn in prices. The Trust was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds lagged due to their greater degree of interest-rate sensitivity. Holdings in bonds with coupons of less than 5%, which also tend to have above-average interest rate sensitivity, further hurt results. The Trust’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices. At the sector level, holdings in healthcare, transportation and state tax-backed issues had the largest adverse impact on performance.
On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in short-duration bonds, including pre-refunded issues, held up better than longer-dated securities. (Duration is a measure of interest rate sensitivity.)
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Trust II (BLE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
Transportation	21.0%
Health	16.1
County/City/Special District/School District	13.6
State	13.5
Education	8.2
Corporate	7.9
Utilities	7.7
Tobacco	6.2
Housing	5.8
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	4.6%
AA/Aa	32.1
A	35.6
BBB/Baa	11.9
BB/Ba	4.9
B	0.9
N/R (e)	10.0
CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2022	3.8%
2023	12.2
2024	6.6
2025	6.0
2026	5.5

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.0% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective
BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”)
investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
On May 20, 2022, the Board approved a change in the fiscal year end of the Trust, effective as of July 31, 2022, from August 31 to July 31.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of July 31, 2022 ($7.81) (a)	5.15%
Tax Equivalent Yield (b)	8.70%
Current Monthly Distribution per Common Share (c)	$0.0335
Current Annualized Distribution per Common Share (c)	$0.4020
Leverage as of July 31, 2022 (d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$7.81	$9.72	(19.65)%	$9.89	$7.07
Net Asset Value	8.37	10.20	(17.94)	10.21	7.84
GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)
Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmarks for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Performance
Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV (a)(b)	(14.02)%	1.98%	3.34%
Trust at Market Price (a)(b)	(15.82)	0.19	2.14
National Customized Reference Benchmark (c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P ® Municipal Bond Index	(6.18)	1.96	2.58
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV (d)	(12.54)	1.96	3.52
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price (d)	(16.74)	1.58	2.90

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.
Due to the magnitude of the sell-off, nearly all segments of the portfolio lost ground in the period. On a sector basis, transportation, healthcare and state tax-backed issues were the three largest weightings and therefore were the leading detractors from absolute returns. Holdings in high-yield bonds lagged the investment-grade market, but in absolute terms positions in AA, A and BBB rated securities had the largest adverse effect on performance. All holdings in fixed-rate bonds suffered negative returns. Longer-term bonds were the weakest performers due to their higher interest rate sensitivity. Similarly, lower-coupon bonds lagged those with coupons of 5% and higher.
On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. The Fund’s cash position, while limited, also helped returns in the falling market. Positions in variable-rate demand notes and floating-rate notes, which tend to outperform when rates are rising, generally posted gains and thus contributed to performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector (a)(b)	07/31/22
Transportation	24.1%
Health	21.8
State	13.9
County/City/Special District/School District	11.0
Utilities	9.2
Education	6.2
Tobacco	5.3
Corporate	4.9
Housing	3.6
CREDIT QUALITY ALLOCATION

Credit Rating (a)(d)	07/31/22
AAA/Aaa	2.1%
AA/Aa	39.4
A	31.2
BBB/Baa	9.3
BB/Ba	4.2
B	1.8
N/R (e)	12.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31, (a)(c)	Percentage
2022	5.2%
2023	5.1
2024	5.8
2025	7.0
2026	6.5

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.3% of the Trust’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.4%
City of Birmingham Alabama, GO, CAB, Series A-1, Convertible, 5.00%, 09/01/25 (a)(b)	$1,165	$1,277,935

Arizona (c) — 1.1%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39	725	691,334
Series A, 5.00%, 07/01/39	610	614,756
Series A, 5.00%, 07/01/49	690	690,930
Series A, 5.00%, 07/01/54	530	530,243
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52	595	590,974
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39	255	261,390
5.00%, 07/01/54	590	595,662

		3,975,289

California — 14.3%
California Community Housing Agency, RB, M/F Housing (c) Series A, 5.00%, 04/01/49	265	237,745
Series A-2, 4.00%, 08/01/47	1,715	1,411,697
California Health Facilities Financing Authority, Refunding RB Series A, 3.00%, 10/01/47	2,795	2,232,864
Sub-Series A-2, 5.00%, 11/01/47	1,465	1,787,252
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28 (a)	10,100	11,744,462
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	1,415	1,479,448
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	3,175	3,071,454
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (c)	150	113,933
CSCDA Community Improvement Authority, RB, M/F Housing (c) 5.00%, 09/01/37	135	125,387
4.00%, 10/01/56	195	178,376
4.00%, 12/01/56	230	184,460
3.00%, 03/01/57	535	399,487
Series A, Class 2, 4.00%, 06/01/58	1,170	1,006,576
Senior Lien, 3.13%, 06/01/57	690	500,610
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	1,055	861,721
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66 (d)	4,695	596,396
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28	1,580	1,591,373
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	4,100	4,133,202
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	3,700	3,720,213
San Diego County Regional Airport Authority, ARB, Series A, Subordinate, 4.00%, 07/01/56	2,730	2,732,154
San Diego Unified School District, GO, CAB (d) Series K-2, 0.00%, 07/01/38	1,745	945,041
Series K-2, 0.00%, 07/01/39	2,115	1,089,274
Series K-2, 0.00%, 07/01/40	2,715	1,349,197
Series C, Election 2008, 0.00%, 07/01/38	2,000	1,136,916
Series G, Election 2008, 0.00%, 07/01/34 (a)	725	404,379
Series G, Election 2008, 0.00%, 07/01/35 (a)	775	407,095
Series G, Election 2008, 0.00%, 07/01/36 (a)	1,155	571,398

Security	Par (000)	Value

California (continued)
San Diego Unified School District, GO, CAB (d) (continued) Series G, Election 2008, 0.00%, 07/01/37 (a)	$770	$358,891
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31 (d)	1,400	1,055,370
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37 (d)	10,000	5,772,830

		51,199,201

Colorado — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series B, 5.25%, 11/15/53	5,000	5,689,140
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50 (c)	1,055	973,747

		6,662,887

Delaware — 0.8%
County of Kent Delaware, RB Series A, 5.00%, 07/01/40	770	794,679
Series A, 5.00%, 07/01/48	2,110	2,134,432

		2,929,111

District of Columbia — 2.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,500	9,761,982

Florida — 5.9%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,885,163
Capital Trust Agency, Inc., RB (c) Series A, 5.00%, 06/01/45	615	569,566
Series A, 5.50%, 06/01/57	220	208,499
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/23 (a)	2,770	2,908,137
Florida Development Finance Corp., RB, Series A, 5.00%, 06/15/56	580	595,261
Florida Development Finance Corp., Refunding RB (c) 5.00%, 09/15/40	340	340,774
6.50%, 06/30/57	420	429,054
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	425	325,930
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,910	4,107,349
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	685	725,937
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	4,000	3,913,884
Orange County Health Facilities Authority, Refunding RB 5.00%, 08/01/41	630	665,069
5.00%, 08/01/47	1,845	1,949,798
Preserve at South Branch Community Development District, SAB 4.00%, 11/01/39	300	279,340
4.00%, 11/01/50	500	436,337
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23 (a)	1,340	1,381,208
Westside Haines City Community Development District, Refunding SAB (c) 4.10%, 05/01/37	260	248,982
4.13%, 05/01/38	260	248,350

		21,218,638

Georgia — 2.6%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62 (c)	245	250,292

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54 (a)	$545	$595,807
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	275	280,333
Series A, 4.00%, 12/01/48	410	417,153
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	595	649,365
Series A, 5.00%, 05/15/43	775	803,988
Series A, 4.00%, 09/01/52 (e)	3,065	3,115,248
Series C, 4.00%, 05/01/52 (e)	2,385	2,433,623
Private Colleges & Universities Authority, RB (a)
5.00%, 04/01/33	155	163,410
5.00%, 04/01/44	595	627,579

		9,336,798

Idaho — 0.4%
Idaho Housing & Finance Association, RB, 5.50%, 05/01/57	1,510	1,588,404

Illinois — 13.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	1,265	1,338,015
Series A, 5.00%, 12/01/38	515	542,742
Series A, 5.00%, 12/01/39	1,390	1,463,881
Series A, 5.00%, 12/01/47	605	637,792
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	3,300	3,556,519
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	3,500	3,635,401
Cook County Community College District No.508, GO
5.13%, 12/01/38	7,700	7,879,448
5.50%, 12/01/38	1,000	1,035,065
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	565	547,712
Series A, 5.00%, 02/15/50	310	296,674
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	900	884,437
Series C, 4.13%, 08/15/37	3,130	3,131,578
Series C, 5.00%, 08/15/44	390	402,295
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 10/01/43	3,000	2,935,410
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	7,526,837
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	692,225
State of Illinois, GO
5.25%, 07/01/29	8,345	8,563,572
5.50%, 07/01/33	880	903,965
5.50%, 07/01/38	1,475	1,512,124
5.50%, 05/01/39	1,840	2,035,609

		49,521,301

Indiana — 0.1%
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	525	525,765

Iowa — 0.9%
Iowa Finance Authority, RB, 5.50%, 07/01/23 (a)	3,000	3,106,302

Security	Par (000)	Value

Maryland — 1.6%
County of Montgomery Maryland, RB, 4.00%, 12/01/44	$1,810	$1,808,139
Maryland Health & Higher Educational Facilities Authority, RB, 4.00%, 07/01/48	4,000	4,001,488

		5,809,627

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	1,970	1,916,459
Series A, 5.00%, 01/01/47	2,370	2,451,948
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	190	200,131
5.00%, 09/01/43	1,750	1,837,395
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	490	471,806

		6,877,739

Michigan — 3.0%
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	3,640	3,824,861
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	2,235	2,332,229
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 3.80%, 10/01/38	3,965	3,969,750
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23 (a)	430	448,237

		10,575,077

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,315	1,386,817

Nevada — 0.8%
City of Las Vegas Nevada Special Improvement District No.611, SAB
4.00%, 06/01/40	450	410,383
4.13%, 06/01/50	1,150	996,224
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	360	377,150
5.00%, 07/01/45	450	464,913
5.00%, 07/01/51	480	490,754

		2,739,424

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43 (c)(e)	450	391,732

New Jersey — 9.2%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	375	392,396
Series WW, 5.25%, 06/15/33	170	183,123
Series WW, 5.00%, 06/15/34	225	237,780
Series WW, 5.00%, 06/15/36	1,395	1,457,701
Series WW, 5.25%, 06/15/40	380	395,306
Series WW, 5.25%, 06/15/40 (a)	20	21,933
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	947,501
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	3,525	2,879,523
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	1,605	1,713,544
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33	1,660	1,696,581
Series AA, 5.00%, 06/15/36	5,070	5,190,149

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 5.00%, 06/15/38	$945	$971,842
Series BB, 4.00%, 06/15/50	3,000	2,918,559
Series D, 5.00%, 06/15/32	900	954,773
Series S, 5.25%, 06/15/43	2,150	2,319,846
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38 (d)	5,845	2,925,569
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	340	366,840
Series A, 4.00%, 06/15/40	1,690	1,682,016
South Jersey Port Corp., ARB, Series A, 5.00%, 01/01/49	720	750,740
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,750	1,887,660
Series A, 5.25%, 06/01/46	1,725	1,818,190
Sub-Series B, 5.00%, 06/01/46	1,130	1,154,379

		32,865,951

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	220	199,135

New York — 3.7%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	1,135	1,206,934
Series C-1, 5.00%, 11/15/56	1,690	1,739,578
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, Subordinate, 4.00%, 08/01/48 (f)	1,320	1,314,729
Series C-1, Class 1, Subordinate, 4.00%, 02/01/42	1,000	1,008,416
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44 (c)	1,240	1,243,855
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	4,115	4,111,268
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	2,810	2,681,344

		13,306,124

North Dakota — 0.1%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.70%, 01/01/46	500	480,258

Ohio — 4.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	4,495	3,603,439
Series A-2, Class 1, 4.00%, 06/01/48	4,625	4,458,976
Series B-2, Class 2, 5.00%, 06/01/55	5,345	5,325,758
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	2,645	2,646,262

		16,034,435

Oregon — 0.6%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38 (d)	1,115	577,191
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52	650	634,243
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series D, Convertible, (GTD), 5.00%, 06/15/36 (b)	945	1,062,341

		2,273,775

Security	Par (000)	Value

Pennsylvania — 6.0%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	$105	$85,056
4.00%, 07/01/51	100	79,305
Commonwealth Financing Authority, RB
5.00%, 06/01/33	790	870,953
(AGM), 4.00%, 06/01/39	3,230	3,241,163
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,145	1,147,967
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 02/15/52	800	792,613
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	4,245	4,428,745
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/47	2,415	2,418,946
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	740,017
Series A-1, 5.00%, 12/01/41	2,730	2,911,165
Series B, 5.00%, 12/01/40	1,060	1,132,365
Series C, 5.50%, 12/01/33 (a)	630	661,563
Series A, Subordinate, 4.00%, 12/01/45	340	334,801
Series A, Subordinate, 4.00%, 12/01/46	1,605	1,576,917
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	850	892,169

		21,313,745

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,112	5,092,886
Series A-1, Restructured, 5.00%, 07/01/58	6,950	6,999,922
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,671,061
Series A-2, Restructured, 4.78%, 07/01/58	349	348,033
Series B-1, Restructured, 4.75%, 07/01/53	536	532,986
Series B-2, Restructured, 4.78%, 07/01/58	520	515,498
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (d)	6,226	1,799,208

		16,959,594

Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,085	5,091,072

South Carolina — 5.2%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55 (c)	1,095	999,617
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,960	7,208,757
Series E, 5.50%, 12/01/53	1,610	1,655,978
South Carolina Public Service Authority, Refunding RB
5.00%, 12/01/38	2,360	2,425,299
Series B, (AGM-CR), 5.00%, 12/01/56	2,845	2,959,793
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,497,074

		18,746,518

South Dakota — 0.5%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26 (a)	1,760	1,902,975

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	$35	$37,002
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 2, 4.35%, 01/01/48	2,500	2,530,510

		2,567,512

Texas — 16.8%
City of Lubbock Texas Electric Light & Power System Revenue, Refunding RB, 4.00%, 04/15/51	5,200	5,218,028
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30 (d)	10,030	8,074,000
County of Harris Texas, Refunding GO (d)
(NPFGC), 0.00%, 08/15/25	7,485	7,054,904
(NPFGC), 0.00%, 08/15/28	10,915	9,470,902
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,090	1,130,598
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46 (b)	2,365	2,544,059
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 3.00%, 10/01/51	3,900	3,174,389
Harris County-Houston Sports Authority, Refunding RB (d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24 (a)	5,965	2,500,665
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,390,495
Harris County-Houston Sports Authority, Refunding RB, CAB (d)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,502,331
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,496,784
Katy Independent School District, GO, (PSF), 4.00%, 02/15/52	3,000	3,033,504
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38 (a)(d)	3,775	1,863,770
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36 (d)	2,340	1,227,496
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50 (c)	580	579,990
North Texas Tollway Authority, RB, CAB (a)
Series B, 0.00%, 09/01/31 (d)	1,975	983,985
Series C, Convertible, 6.75%, 09/01/31 (b)	2,500	3,426,877
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	327,372

		60,000,149

Utah (c) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	235	230,924
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55	450	437,927

		668,851

Virginia — 5.9%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/52	5,215	5,264,850
Henrico County Economic Development Authority, Refunding RB, 5.00%, 10/01/52	5,750	6,286,601
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,225	1,203,404
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	1,375	1,386,586
4.00%, 09/01/48	885	759,795

Security	Par (000)	Value

Virginia (continued)
Virginia College Building Authority, RB, 4.00%, 02/01/42	$5,000	$5,223,930
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	895	872,073

		20,997,239

Washington — 2.2%
Washington State Convention Center Public Facilities District RB, 3.00%, 07/01/58	8,690	6,384,560
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38 (c)	1,400	1,461,529

		7,846,089

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	2,976,358

Wisconsin — 3.2%
Public Finance Authority, RB (c)
5.00%, 06/15/51	305	269,297
5.00%, 10/15/51	270	256,545
5.00%, 06/15/56	400	345,477
Series A, 5.00%, 07/15/39	120	125,797
Series A, 5.00%, 10/15/40	1,260	1,224,782
Series A, 5.00%, 07/15/49	455	471,127
Series A, 5.00%, 07/15/54	215	221,899
Series A, 5.00%, 07/01/55	395	378,514
Series A-1, 4.50%, 01/01/35	685	672,369
Public Finance Authority, Refunding RB, 5.00%, 09/01/39 (c)	375	356,926
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	1,895	2,087,858
Sereis C, 4.00%, 02/15/42	5,000	4,980,830

		11,391,421

Total Municipal Bonds — 118.5% (Cost: $411,916,127)		424,505,230

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

California — 1.1%
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42 (h)	3,432	3,831,441

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,561	1,649,384

Florida — 1.0%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	3,703,648

Illinois — 2.0%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	3,045	3,265,378
Series B, 5.00%, 01/01/40	1,170	1,261,834
Series C, 5.00%, 01/01/38	2,658	2,805,684

		7,332,896

Indiana — 3.0%
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	10,685	10,700,566

Kansas — 1.7%
Wyandotte County Unified School District No.500 Kansas City, GO, Series A, 5.50%, 09/01/26 (a)	5,363	6,148,624

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	$3,139	$3,372,595

Massachusetts — 3.0%
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	7,070	7,263,349
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46 (h)	3,300	3,576,387

		10,839,736

Michigan — 0.9%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	2,220	2,333,226
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	960	1,013,402

		3,346,628

Nebraska — 1.6%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (e)	5,220	5,623,008

Nevada — 1.2%
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,900	4,150,725

New York — 17.9%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,850	3,966,382
New York City Municipal Water Finance Authority, RB, Series CC-1, Subordinate, 4.00%, 06/15/51	6,000	6,045,546
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series B-1, 4.00%, 08/01/36	7,350	7,533,541
Series F-1, Subordinate, 4.00%, 02/01/51	6,645	6,654,861
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	1,845	1,955,557
Series FF, 5.00%, 06/15/39	8,355	8,970,357
New York State Dormitory Authority, Refunding RB,
Series C, 4.00%, 07/01/49	8,955	8,992,571
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	5,720	5,815,851
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 198th Series, 5.25%, 11/15/56	2,561	2,716,124
Series 230, 5.25%, 12/01/52 (h)	10,000	11,332,940

		63,983,730

Pennsylvania — 1.5%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,997	5,435,414

Texas — 1.2%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,920	4,183,628

Security	Par (000)	Value

Virginia — 2.3%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	$4,000	$4,004,822
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,307	4,309,806

		8,314,628

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	3,210	3,553,641

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	3,520	3,542,167

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.8% (Cost: $ 147,898,503)		149,712,459

Total Investments — 160.3% (Cost: $ 559,814,630)		574,217,689

Other Assets Less Liabilities — 2.9%		10,228,801

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.9)%		(89,085,242)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (38.3)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$358,161,248

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2024 to June 1, 2030, is $ 11,874,471. See Note 4 of the Notes to Financial Statements for details.

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class (a)	$6,327,383	$—	$(6,325,080	) (b)	$(2,133)	$(170)	$—	—	$10,023	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	88	09/21/22	$10,651	$(70,440)
U.S. Long Bond	85	09/21/22	12,184	(219,563)
5-Year U.S. Treasury Note	91	09/30/22	10,351	(46,868)

				$(336,871)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$336,871	$—	$336,871

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$982,081	$—	$982,081

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(335,059)	$—	$(335,059)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$27,257,482
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Quality Trust (BYM)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$424,505,230	$—	$424,505,230
Municipal Bonds Transferred to Tender Option Bond Trusts	—	149,712,459	—	149,712,459

	$—	$574,217,689	$—	$574,217,689

Derivative Financial Instruments
Liabilities
Interest Rate Contracts	$(336,871)	$—	$—	$(336,871)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(88,932,869)	$—	$(88,932,869)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(226,132,869)	$—	$(226,132,869)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.2%
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/52 (a)	$2,565	$2,635,512
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	540	565,362
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,320	1,384,217
Series D, Sub Lien, 7.00%, 10/01/51	4,335	4,761,568
Health Care Authority of the City of Huntsville, RB, Series B1, (AGM), 3.00%, 06/01/50	2,375	2,001,189
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,306,874
Southeast Energy Authority A Cooperative District, RB (a)
Series B, 4.00%, 12/01/51	7,255	7,344,614
Series B-1, 5.00%, 05/01/53	5,290	5,678,312

		25,677,648

Arizona — 2.6%
Arizona Industrial Development Authority, RB (b)
4.38%, 07/01/39	225	214,552
Series A, 5.00%, 07/01/39	190	191,481
Series A, 5.00%, 07/01/49	210	210,283
Series A, 5.00%, 07/01/54	165	165,076
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50 (b)	1,185	1,208,104
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	100,710
5.00%, 05/15/56	400	390,800
Industrial Development Authority of the City of Phoenix, RB
5.00%, 07/01/59	465	478,195
Series A, 5.00%, 07/01/46 (b)	1,825	1,841,684
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35 (b)	275	279,338
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49 (b)	350	345,756
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39 (b)	100	102,506
5.00%, 07/01/54 (b)	210	212,015
Series A, 4.13%, 09/01/38	820	836,312
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,250	1,208,302
Salt Verde Financial Corp., RB 5.00%, 12/01/32	5,635	6,265,461
5.00%, 12/01/37	2,000	2,217,432

		16,268,007

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (b)	3,305	3,207,440

California — 12.9%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52 (a)	11,505	11,759,893
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	350	350,074
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,315	2,924,787

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB, 4.00%, 11/15/45	$1,460	$1,442,846
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/50	1,000	1,083,571
Series A, 5.00%, 07/01/23 (c)	1,765	1,820,043
Series A, 4.00%, 03/01/39	890	890,707
Series A, 4.00%, 04/01/45	1,220	1,202,237
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	2,609	2,467,753
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	4,950	5,150,392
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	704,311
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	205	210,427
Series A, 5.25%, 08/15/49	510	522,804
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45 (b)	2,130	2,134,939
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51 (b)	1,700	1,747,051
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	2,015	2,090,107
Series I, 5.50%, 11/01/31	3,100	3,242,461
Series I, 5.50%, 11/01/33	1,500	1,568,319
Series I, 5.00%, 11/01/38	1,065	1,097,973
California Statewide Communities Development Authority, Refunding RB (b)
Series A, 5.00%, 06/01/36	990	1,034,604
Series A, 5.00%, 06/01/46	1,220	1,251,569
City of Los Angeles Department of Airports, Refunding ARB
AMT, 4.00%, 05/15/39	435	438,015
AMT, 4.00%, 05/15/40	470	487,332
AMT, 4.00%, 05/15/41	550	557,359
Series A, AMT, 5.00%, 05/15/38	315	351,276
Series A, AMT, 5.00%, 05/15/39	340	376,383
Series A, AMT, 5.00%, 05/15/46	1,270	1,403,556
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (b)	525	398,766
CSCDA Community Improvement Authority, RB, M/F Housing (b)
4.00%, 10/01/56	245	224,114
4.00%, 12/01/56	355	284,710
Series A, Class 2, 4.00%, 06/01/58	1,500	1,290,482
Senior Lien, 3.13%, 06/01/57	1,290	935,923
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	755	616,682
Indio Finance Authority, Refunding RB, Series A, 4.50%, 11/01/52	2,405	2,474,829
Kern Community College District, GO, Series C, 5.50%, 11/01/23 (c)	2,155	2,254,087
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	3,810	3,840,853
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23 (c)	3,905	4,018,034
Series J, 5.25%, 05/15/38	1,110	1,139,226
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25 (c)	2,000	2,224,976

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	$715	$692,129
Senior Lien, 4.00%, 06/01/46	2,255	2,238,446
Senior Lien, 3.00%, 06/01/49	490	402,553
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,445	1,401,183
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	720	737,646
Series A, AMT, 5.25%, 05/01/33	560	572,513
San Marcos Unified School District, GO, CAB (d)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,139,936
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,124,958
State of California, Refunding GO, 3.00%, 12/01/46	550	483,105
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23 (c)	490	516,038
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	876,419

		79,198,397

Colorado — 2.5%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,915	2,216,841
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47 (b)	250	238,717
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	1,750	1,819,563
Series A, AMT, 5.50%, 11/15/28	500	520,598
Series A, AMT, 5.50%, 11/15/30	225	234,169
Series A, AMT, 5.50%, 11/15/31	270	280,941
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	1,290	1,296,579
Series A, AMT, 5.50%, 11/15/53	1,365	1,552,271
City & County of Denver Colorado, RB, CAB,
Series A-2, 0.00%, 08/01/38 (d)	1,835	956,832
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50 (b)	320	324,331
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59 (b)	425	416,155
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,945	1,906,096
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,369,248
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	495	492,046
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	638,702
State of Colorado, COP, BAB, Series O, 4.00%, 03/15/44	1,405	1,427,918

		15,691,007

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/36	365	381,644

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Special Tax Revenue, RB (continued)
Series A, 4.00%, 05/01/39	$230	$235,990
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,435	3,546,287

		4,163,921

Delaware — 0.2%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,260	1,310,995

District of Columbia — 3.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-1, (FHA), 2.55%, 03/01/42	1,120	903,353
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	11,500	11,817,136
District of Columbia, Refunding RB
5.00%, 04/01/35	465	503,956
Series A, 6.00%, 07/01/43 (c)	820	852,925
Catholic Health Services, 5.00%, 10/01/48	2,525	2,671,639
District of Columbia, TA, 5.13%, 06/01/41	690	691,669
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,995	1,876,567

		19,317,245

Florida — 6.6%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/52	3,310	3,601,621
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	215	235,668
Series A-1, 5.00%, 10/01/33	240	261,264
Series A-1, 5.00%, 10/01/34	240	259,921
Series A-1, 5.00%, 10/01/35	80	86,181
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45 (b)	190	175,963
Series A, 5.00%, 12/15/49	140	142,199
Series A, 5.00%, 12/15/54	125	126,398
Series A, 5.50%, 06/01/57 (b)	100	94,772
Celebration Pointe Community Development District, SAB (b)
5.00%, 05/01/32	215	220,630
5.00%, 05/01/48	530	534,465
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,502,551
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	575	593,222
Series A, AMT, 4.00%, 10/01/49	330	319,945
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	355	360,314
Series A, 4.00%, 10/01/38	355	359,121
Series A, 4.00%, 10/01/39	265	268,104
Series A, AMT, 5.00%, 10/01/22 (c)	2,165	2,177,611
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23 (c)	500	520,866
County of Miami-Dade Seaport Department, ARB (c)
Series A, 5.50%, 10/01/23	2,125	2,218,776
Series A, 6.00%, 10/01/23	7,515	7,889,766

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, ARB (c) (continued)
Series B, AMT, 6.00%, 10/01/23	$1,775	$1,860,535
Series B, AMT, 6.25%, 10/01/23	310	325,671
County of Miami-Dade Seaport Department, Refunding RB, Series D, AMT, 6.00%, 10/01/23 (c)	735	770,048
County of Osceola Florida Transportation Revenue, Refunding RB, CAB (d)
Series A-2, 0.00%, 10/01/46	1,665	478,916
Series A-2, 0.00%, 10/01/47	1,610	437,463
Series A-2, 0.00%, 10/01/48	1,135	290,807
Series A-2, 0.00%, 10/01/49	935	226,554
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	240	251,862
Series A, 5.00%, 06/15/50	795	822,372
Series A, 5.00%, 06/15/55	475	489,466
AMT, 5.00%, 05/01/29 (b)	180	177,684
Series A, AMT, 5.00%, 08/01/29 (a)(b)	100	100,000
Florida Development Finance Corp., Refunding RB (b)
6.50%, 06/30/57	750	766,169
Series C, 5.00%, 09/15/50	105	102,145
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23 (c)	1,170	1,219,089
Jacksonville Port Authority, Refunding ARB, AMT, 5.00%, 11/01/22 (c)	1,665	1,679,272
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	185,734
5.38%, 05/01/47	185	189,621
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	25	25,059
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	525	402,619
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,000	1,055,665
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	261,678
4.00%, 05/01/50	260	240,481
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	440	456,106
Series A, 5.00%, 11/01/52	630	652,229
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23 (c)	1,585	1,633,366
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	715	785,659
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35 (e)(f)	1,670	1,057,991
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,930	2,072,438

		40,966,057

Georgia — 5.6%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62 (b)	435	444,397
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54 (c)	715	781,654
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	795	611,753
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	540	588,347

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB (continued)
Series A, 5.00%, 05/15/36	$540	$584,606
Series A, 5.00%, 05/15/37	595	646,569
Series A, 5.00%, 05/15/38	325	354,695
Series A, 5.00%, 05/15/49	7,195	7,832,974
Series B, 5.00%, 12/01/52	9,020	9,668,096
Series C, RB, 4.00%, 03/01/50 (a)	2,755	2,837,606
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	3,585	3,423,661
4.00%, 01/01/59	3,525	3,355,507
Series A, 5.00%, 07/01/52	1,870	1,977,499
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	1,360	1,321,931

		34,429,295

Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,034,528
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	250	257,525
AMT, 5.25%, 08/01/26	810	833,824

		2,125,877

Idaho — 1.7%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	605	605,400
Series 2017, 5.00%, 12/01/46	805	852,498
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	2,845	2,232,705
Idaho Housing & Finance Association, RB
5.00%, 08/15/41	1,725	2,006,658
5.00%, 08/15/42	685	796,839
5.50%, 05/01/52	1,250	1,319,362
Idaho Housing & Finance Association, Refunding RB
(GTD), 4.00%, 05/01/42	1,400	1,401,806
(GTD), 4.00%, 05/01/52	1,095	1,048,007

		10,263,275

Illinois — 10.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	405	428,376
Series A, 5.00%, 12/01/38	200	210,773
Series A, 5.00%, 12/01/39	410	431,792
Series A, 5.00%, 12/01/47	210	221,383
Series C, 5.25%, 12/01/35	2,790	2,860,891
Series D, 5.00%, 12/01/46	3,605	3,667,137
Series H, 5.00%, 12/01/36	495	514,455
Series H, 5.00%, 12/01/46	215	219,800
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,215	1,284,821
Series D, 5.00%, 12/01/27	1,600	1,740,384
Series D, 5.00%, 12/01/31	150	160,150
Series F, 5.00%, 12/01/23	290	297,601
Series G, 5.00%, 12/01/34	710	743,994
Series G, 5.00%, 12/01/44	150	153,599
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,010	1,034,510
Chicago Midway International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/36	1,035	1,058,041
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 4.00%, 12/01/49	2,210	2,158,470

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	$1,375	$1,377,395
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	500	501,363
Cook County Community College District No.508, GO
5.50%, 12/01/38	2,670	2,763,624
5.25%, 12/01/43	3,850	3,912,828
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	480	483,327
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/15/50	600	580,306
Series C, 5.00%, 02/15/41	1,600	1,705,054
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,420	1,574,067
Series A, 4.00%, 01/01/46	2,110	2,114,045
Series C, 5.00%, 01/01/37	3,005	3,179,536
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	280	291,622
Series A, 5.00%, 06/15/57	2,745	2,836,057
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56 (d)	2,165	454,611
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	2,315	2,181,684
Series B, (AGM), 0.00%, 06/15/44 (d)	2,980	1,147,288
Metropolitan Pier & Exposition Authority, Refunding RB, CAB (d)
Series B, (AGM), 0.00%, 06/15/43	5,700	2,309,423
Series B, 0.00%, 12/15/54	3,020	627,991
State of Illinois, GO
5.25%, 02/01/31	730	759,421
5.25%, 02/01/32	2,500	2,599,570
5.50%, 07/01/33	3,000	3,081,699
5.50%, 07/01/38	620	635,605
5.00%, 02/01/39	1,640	1,666,038
Series A, 5.00%, 04/01/35	3,500	3,557,593
Series A, 5.00%, 04/01/38	5,020	5,099,522
Series D, 5.00%, 11/01/28	505	548,757
State of Illinois, GO, BAB, Series C, 4.00%, 11/01/43	440	424,196
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	196,977
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,360	1,392,886

		65,188,662

Indiana — 1.9%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,090	1,156,920
AMT, 7.00%, 01/01/44	4,625	4,892,186
Indiana Finance Authority, RB (c)
Series A, AMT, 5.00%, 07/01/23	3,075	3,152,023
Series A, AMT, 5.25%, 07/01/23	560	575,622
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,780	1,803,129

		11,579,880

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	400	351,964

Security	Par (000)	Value

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	$475	$475,513

Kentucky — 1.9%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23 (c)	1,385	1,407,623
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24 (d)	5,000	4,774,400
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52 (a)	3,500	3,556,241
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43	1,655	1,808,678

		11,546,942

Louisiana — 0.6%
Lake Charles Harbor & Terminal District, ARB,
Series B, AMT, (AGM), 5.50%, 01/01/29	1,000	1,045,882
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/33	1,450	1,475,091
Series A, 5.25%, 05/15/35	955	979,857

		3,500,830

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	136,412
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	1,550	1,693,948
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	455	487,326

		2,317,686

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,975	2,043,290
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	525	537,075
5.00%, 01/01/45	375	382,559
Series A, 4.00%, 07/01/44	685	657,227
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-1, (FHA), 3.10%, 06/01/60	2,645	2,104,394
Massachusetts Port Authority, ARB
Series E, AMT, 5.00%, 07/01/46	6,320	6,903,494
Series E, AMT, 5.00%, 07/01/51	1,220	1,326,651

		13,954,690

Michigan — 1.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,015
Grand Traverse County Hospital Finance Authority, RB, Series A, 5.00%, 07/01/44	1,110	1,188,085
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	895	885,935
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,890	1,378,509

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	$1,100	$1,203,572
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,680	1,694,038

		6,355,154

Minnesota — 2.4%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,790	1,887,759
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	7,760	7,603,605
Series A, 5.25%, 02/15/53	2,230	2,357,436
Series A, 5.25%, 02/15/58	1,435	1,513,816
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	1,495	1,590,360

		14,952,976

Mississippi — 0.2%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,190	1,253,631
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23 (c)	260	269,412

		1,523,043

Missouri — 2.2%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33 (e)(f)	6,000	1,800,000
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	3,180	3,091,052
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	345	353,921
Series A, 4.00%, 07/01/46	2,485	2,482,763
Kansas City Industrial Development Authority, ARB
AMT, (AGM), 4.00%, 03/01/57	975	951,134
Class B, AMT, 5.00%, 03/01/54	3,435	3,588,994
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	425	354,982
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	440	356,332
St. Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	487,203

		13,466,381

Montana — 0.5%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	125	126,589
Montana State Board of Regents, Refunding RB
Series G, 3.00%, 11/15/43	1,020	870,987
Series G, 4.00%, 11/15/46	2,250	2,265,199

		3,262,775

Nebraska — 0.2%
Central Plains Energy Project, Refunding RB, 5.25%, 09/01/37	1,155	1,158,092

New Hampshire (b) — 0.6%
New Hampshire Business Finance Authority, Refunding RB Series B, 4.63%, 11/01/42	2,350	2,268,725

Security	Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, Refunding RB (continued)
Series B, AMT, 3.75%, 07/01/45 (a)	$270	$235,625
Series C, AMT, 4.88%, 11/01/42	1,260	1,250,316

		3,754,666

New Jersey — 13.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,390	2,477,395
5.25%, 11/01/44	2,250	2,314,994
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,830	1,853,581
Middlesex County Improvement Authority, RB,
Series B, 6.25%, 01/01/37 (e)(f)	645	12,900
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	1,705	1,723,533
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	560	563,195
4.00%, 11/01/39	450	450,783
5.00%, 06/15/49	2,535	2,694,852
Series EEE, 5.00%, 06/15/43	3,710	3,928,489
Series EEE, 5.00%, 06/15/48	4,020	4,256,473
AMT, (AGM), 5.00%, 01/01/31	530	548,569
AMT, 5.38%, 01/01/43	1,500	1,533,438
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,570	1,628,892
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31 (c)	775	895,236
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	7,187	7,484,107
5.75%, 04/01/31	705	684,824
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	4,980	4,068,092
New Jersey Higher Education Student Assistance Authority, Refunding RB
Sub-Series C, AMT, 3.63%, 12/01/49	665	582,071
Series C, AMT, Subordinate, 4.25%, 12/01/50	1,810	1,682,686
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series A, (HUD SECT 8), 2.30%, 11/01/40	1,150	924,177
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/28	500	544,403
Series AA, 5.50%, 06/15/39	3,845	3,935,192
Series AA, 5.00%, 06/15/44	2,085	2,112,649
Series AA, 4.00%, 06/15/45	855	846,713
Series AA, 5.00%, 06/15/45	415	426,544
Series AA, 4.00%, 06/15/50	1,730	1,692,526
Series BB, 5.00%, 06/15/50	5,395	5,743,625
Series S, 5.25%, 06/15/43	1,145	1,235,453
Series S, 5.00%, 06/15/46	2,930	3,100,116
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	800	817,356
Series A, 4.00%, 01/01/48	1,190	1,200,917
Series E, 5.00%, 01/01/45	2,810	2,958,924
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23 (c)	735	753,669
State of New Jersey, GO, Series A, 4.00%, 06/01/31	620	681,857

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	$1,605	$1,731,254
Series A, 5.25%, 06/01/46	4,415	4,653,512
Sub-Series B, 5.00%, 06/01/46	12,780	13,055,716

		85,798,713

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	93,280

New York — 18.3%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	522,111
City of New York, GO
Series C, 5.00%, 08/01/43	1,870	2,096,147
Series D-1, 4.00%, 03/01/44	515	519,661
Series F-1, 4.00%, 03/01/47	4,410	4,426,793
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	3,305	3,426,750
Series B, 5.25%, 11/15/39	910	940,490
Series C, 4.00%, 11/15/33	100	100,169
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/22	400	403,728
Series C-1, 5.00%, 11/15/25	100	106,885
Series C-1, 5.00%, 11/15/26	65	70,414
Series C-1, 4.75%, 11/15/45	6,795	7,042,576
Series C-1, 5.00%, 11/15/50	575	604,873
Series C-1, 5.25%, 11/15/55	845	898,554
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,090	1,009,240
Series A, 4.00%, 07/01/50	1,175	1,165,634
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	3,375	2,750,146
Series C-1A, 4.20%, 11/01/44	3,000	3,004,995
Series H, 2.55%, 11/01/45	925	739,243
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D-1-B, (FHA 542 (C)), 2.50%, 11/01/55	1,500	1,091,191
New York City Industrial Development Agency, Refunding RB (AGM), 3.00%, 03/01/49	2,060	1,636,320
3.00%, 03/01/49	1,645	1,241,817
Series A, Class A, (AGM), 3.00%, 01/01/37	235	211,158
Series A, Class A, (AGM), 3.00%, 01/01/39	235	205,927
Series A, Class A, (AGM), 3.00%, 01/01/40	165	142,923
New York City Transitional Finance Authority Future Tax Secured Revenue RB, Series B-1, Subordinate, 4.00%, 08/01/48	2,500	2,502,482
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	5,016,660
Sub-Series E-1, 5.00%, 02/01/42	925	927,063
Subordinate, 3.00%, 05/01/46	3,020	2,640,833
Series A-1, Subordinate, 4.00%, 08/01/48 (g)	2,240	2,231,056
Series C, Subordinate, 4.00%, 05/01/45	1,200	1,208,389
Series F-1, Subordinate, 4.00%, 02/01/51	3,095	3,099,593
Series F-1, Subordinate, 5.00%, 02/01/51	4,185	4,668,405
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	480	492,646
New York Counties Tobacco Trust IV, Refunding RB,
Series A, 6.25%, 06/01/41 (b)	3,300	3,313,890

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44 (b)	$6,110	$6,128,996
Series 2, Class 2, 5.15%, 11/15/34 (b)	470	477,591
Series 2, Class 2, 5.38%, 11/15/40 (b)	1,175	1,198,117
Series A, 2.88%, 11/15/46	5,210	4,118,370
Series A, 3.00%, 11/15/51	1,190	925,626
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,225	1,220,036
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/45	1,530	1,665,582
Series A, 4.00%, 03/15/46	2,100	2,121,661
Series A, 4.00%, 03/15/47	6,650	6,692,626
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,945	2,157,906
New York State Housing Finance Agency, RB, M/F Housing, Series G, (SONYMA), 2.60%, 11/01/46	2,205	1,659,322
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	3,110	3,031,998
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	1,420	1,191,763
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/39	2,250	2,402,264
Series A, AMT, 5.25%, 01/01/50	1,600	1,625,806
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	664,717
AMT, 5.00%, 10/01/40	1,825	1,876,469
AMT, 4.00%, 04/30/53	425	370,439
Port Authority of New York & New Jersey, ARB
4.00%, 09/01/45	2,500	2,532,285
4.00%, 09/01/49	1,500	1,505,361
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/46	1,500	1,486,990
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	2,145	1,696,770
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 5.25%, 05/15/57	1,640	1,862,917
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	945	1,050,453
Series A, 4.00%, 11/15/54	1,085	1,086,548
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,000	1,026,931
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	210	214,015

		112,450,321

North Carolina — 0.7%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	2,255	2,003,576
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	125	116,075
Series A, 5.00%, 10/01/40	190	200,681
Series A, 4.00%, 10/01/45	565	507,410
Series A, 5.00%, 10/01/45	340	356,075
Series A, 4.00%, 10/01/50	145	127,742
Series A, 5.00%, 10/01/50	380	396,798
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	590	723,913

		4,432,270

North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,097,955

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	$315	$316,128
Series A-2, Class 1, 4.00%, 06/01/38	315	314,968
Series A-2, Class 1, 4.00%, 06/01/39	315	314,253
Series A-2, Class 1, 4.00%, 06/01/48	825	795,385
Series B-2, Class 2, 5.00%, 06/01/55	8,165	8,135,606
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	450	446,209
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	435	465,629
Series A, 4.00%, 12/01/44	555	556,818
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	2,415	2,408,494
Series A, 3.75%, 08/15/50	1,155	1,102,575
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (b)	960	945,984
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,885	2,941,145
State of Ohio, RB, AMT, 5.00%, 06/30/53	870	885,880

		19,629,074

Oklahoma — 1.3%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	415,801
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,225	2,074,167
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,230	2,169,674
Series C, 4.00%, 01/01/42	2,120	2,079,498
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,458,069

		8,197,209

Oregon — 0.7%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38 (d)	1,445	748,019
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTY), 0.00%, 06/15/38 (d)	470	252,519
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52	960	936,729
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,980	2,135,883

		4,073,150

Pennsylvania — 3.5%
Allentown Neighborhood Improvement Zone Development Authority, RB (b)
5.00%, 05/01/42	420	430,619
Subordinate, 5.00%, 05/01/28	70	73,107
Subordinate, 5.13%, 05/01/32	100	105,610
Subordinate, 5.38%, 05/01/42	145	151,755
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23 (c)	1,530	1,577,181
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	2,765	2,764,768
4.00%, 09/01/51	2,260	2,247,480
Series A, 5.00%, 09/01/43	1,350	1,450,946

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB (continued)
Series A, 4.00%, 09/01/49	$615	$616,593
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	3,680	3,797,808
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	490,381
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	3,695	3,720,004
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,535	1,601,579
Series A, Subordinate, 4.00%, 12/01/45	435	428,348
Series A, Subordinate, 4.00%, 12/01/46	2,065	2,028,869

		21,485,048

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	715	725,322
5.63%, 05/15/43	1,755	1,783,610
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,224	5,204,467
Series A-1, Restructured, 5.00%, 07/01/58	15,367	15,477,381
Series A-2, Restructured, 4.33%, 07/01/40	2,333	2,309,588
Series A-2, Restructured, 4.78%, 07/01/58	3,256	3,246,981
Series B-1, Restructured, 4.75%, 07/01/53	164	163,078
Series B-2, Restructured, 4.78%, 07/01/58	159	157,623
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (d)	12,023	3,474,443

		32,542,493

Rhode Island — 2.2%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	260	232,564
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,690	1,741,060
Series A, 5.00%, 06/01/40	950	970,981
Series B, 4.50%, 06/01/45	5,685	5,691,788
Series B, 5.00%, 06/01/50	4,880	4,983,373

		13,619,766

South Carolina — 6.0%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/26	1,810	1,867,375
Series A, AMT, 6.00%, 07/01/38	1,155	1,193,486
Series A, AMT, 5.50%, 07/01/41	1,000	1,028,370
County of Charleston South Carolina, ARB, 5.25%, 12/01/23 (c)	3,295	3,445,591
South Carolina Jobs-Economic Development Authority, RB (b)
5.00%, 01/01/40	385	372,600
5.00%, 01/01/55	335	305,819
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,710	2,857,538
Series A, 5.00%, 05/01/43	2,430	2,584,154
Series A, 5.00%, 05/01/48	4,620	4,887,808
South Carolina Ports Authority, ARB (c)
AMT, 5.25%, 07/01/25	335	364,988
AMT, 5.25%, 07/01/50	750	818,602

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	$4,810	$4,981,914
Series E, 5.50%, 12/01/53	2,040	2,098,258
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/33	2,225	2,300,136
Series A, 5.00%, 12/01/50	1,755	1,809,849
Series A, 5.00%, 12/01/55	465	478,835
Series C, 5.00%, 12/01/46	1,795	1,832,855
Series E, 5.25%, 12/01/55	3,750	3,913,466

		37,141,644

South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	1,295	1,185,370

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23 (c)	1,910	1,939,727
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	170	165,894
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	740	782,326
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	445	414,518
Series A, 5.25%, 10/01/58	3,840	4,087,215
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52 (a)	295	319,751

		7,709,431

Texas — 8.3%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	380	300,192
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,390	2,315,872
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23 (c)	505	512,817
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	665	692,098
City of Beaumont Texas, GO, 5.25%, 03/01/23 (c)	2,070	2,118,289
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	150	150,155
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	100	102,871
City of Houston Texas Airport System Revenue, Refunding RB AMT, 5.00%, 07/01/29	595	602,356
Series A, AMT, 5.00%, 07/01/27	100	103,372
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,260	1,379,748
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	239,274
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.50%, 11/01/27	2,500	2,607,585
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23 (c)	630	645,082
Harris County-Houston Sports Authority, Refunding RB (d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24 (c)	2,300	1,087,353

Security	Par (000)	Value

Texas (continued)
Harris County-Houston Sports Authority, Refunding RB (d) (continued)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	$13,075	$5,937,540
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38 (d)	4,750	2,022,412
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	750,560
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37 (d)	10,540	5,347,089
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50 (b)	180	179,997
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31 (c)(d)	640	318,861
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	3,185	3,236,460
Red River Education Finance Corp., RB, 5.25%, 03/15/23 (c)	940	962,061
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,370	1,503,442
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,955	5,231,410
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	94,243
Texas Private Activity Bond Surface Transportation
Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	975	984,348
Texas Transportation Commission, RB, Series A,
5.00%, 08/01/57	1,715	1,796,962
Texas Transportation Commission, RB, CAB (d)
0.00%, 08/01/40	500	214,470
0.00%, 08/01/41	2,000	809,522
0.00%, 08/01/42	2,345	895,011
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	7,600	7,731,138

		50,872,590

Utah — 0.5%
County of Utah, RB
Series A, 4.00%, 05/15/43	240	244,261
Series A, 3.00%, 05/15/50	1,085	894,873
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	995	1,040,935
Series A, AMT, 5.00%, 07/01/48	955	1,001,697
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39 (b)	100	100,373
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40 (b)	135	136,245

		3,418,384

Vermont — 0.7%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	1,915	2,103,371
4.00%, 11/01/50	1,725	1,734,831
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	285	281,867

		4,120,069

Virginia — 0.7%
Ballston Quarter Community Development Authority, TA Series A, 5.00%, 03/01/26	370	357,603

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Ballston Quarter Community Development Authority, TA (continued)
Series A, 5.13%, 03/01/31	$790	$688,829
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	865	869,015
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	305	299,763
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	992,195
Virginia Housing Development Authority, RB, M/F Housing, Series 1, (FHLMC, FNMA, GNMA), 2.55%, 11/01/50.	1,520	1,137,041

		4,344,446

Washington — 2.2%
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26 (c)	2,335	2,588,936
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,615	1,693,153
Series C, AMT, 5.00%, 04/01/40	1,050	1,090,530
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23 (c)	3,160	3,220,230
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	375	365,469
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,947	1,876,377
Washington State Housing Finance Commission, Refunding RB (b)
5.00%, 01/01/43	1,000	1,037,799
5.00%, 01/01/48	1,405	1,452,202

		13,324,696

West Virginia — 0.1%
City of Martinsburg West Verginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	580,772

Wisconsin — 1.4%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	205	220,119
Series A, 5.00%, 07/01/55 (b)	120	114,992
Series A-1, 4.50%, 01/01/35 (b)	210	206,128
AMT, 4.00%, 03/31/56	3,760	3,171,601
Public Finance Authority, Refunding RB (b)
5.25%, 05/15/52	735	686,112
5.00%, 09/01/54	115	100,650
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	3,280	3,237,911
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	680,093

		8,417,606

Total Municipal Bonds — 136.5% (Cost: $854,228,705)		840,542,705

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

California — 3.0%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42 (i)	3,358	3,387,887

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	$4,050	$4,233,716
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	1,839	1,874,094
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	3,344	3,606,833
Series A, 5.00%, 10/01/43	4,725	5,141,619

		18,244,149

Colorado — 1.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48 (i)	2,463	2,662,841
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49 (i)	3,920	3,796,220
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	1,180	1,192,244

		7,651,305

Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,216	1,284,617

District of Columbia — 1.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,361	2,384,703
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	6,986	6,920,671

		9,305,374

Florida — 0.9%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45 (i)	5,672	5,416,863

Georgia — 1.0%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	4,396	4,307,884
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,582	1,580,601

		5,888,485

Idaho — 0.8%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/27 (c)	4,800	5,265,252

Illinois — 1.0%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27 (c)	4	3,912
Series C, 4.00%, 02/15/41	1,540	1,559,739
Illinois State Toll Highway Authority, RB, Series C,
5.00%, 01/01/38	4,244	4,481,084

		6,044,735

Iowa — 0.4%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	2,730	2,643,720

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,238	2,268,654

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	$4,979	$5,246,571
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,138	1,147,189

		8,662,414

Michigan — 1.5%
Michigan Finance Authority, RB, 4.00%, 02/15/47	4,380	4,337,532
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	5,000	5,011,856

		9,349,388

Nebraska — 0.9%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	5,241	5,645,835

New York — 5.9%
City of New York, GO, Series D, 5.00%, 12/01/43 (i)	2,380	2,625,818
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	5,159	5,212,439
New York Power Authority, Refunding RB, Series A,
4.00%, 11/15/60	1,459	1,452,719
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/49	3,300	3,297,008
Series D, 4.00%, 02/15/47	6,576	6,641,908
New York State Thruway Authority, Refunding RB,
Series B, Subordinate, 4.00%, 01/01/50	3,165	3,135,659
New York State Urban Development Corp., RB,
Series A, 4.00%, 03/15/46	7,217	7,257,744
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	3,600	3,788,684
Series 221, AMT, 4.00%, 07/15/55	2,820	2,716,746

		36,128,725

North Carolina — 0.7%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25 (c)	3,540	3,881,888
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA),
4.00%, 01/01/48	505	478,745

		4,360,633

Pennsylvania — 3.2%
County of Lehigh Pennsylvania, Refunding RB,
Series A, 4.00%, 07/01/49 (i)	7,498	7,256,028
Pennsylvania Turnpike Commission, RB, Series A,
5.50%, 12/01/42	7,078	7,698,905
Pennsylvania Turnpike Commission, Refunding RB,
Sub-Series B-2, (AGM), 5.00%, 06/01/35	3,110	3,441,167
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,109,745

		19,505,845

Rhode Island — 0.9%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	5,571	5,584,702

Texas — 1.8%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	4,322	4,328,513

Security	Par (000)	Value

Texas (continued)
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23 (c)	$3,440	$3,505,549
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,966	1,966,257
Series A, (GNMA), 3.75%, 09/01/49	1,396	1,396,590

		11,196,909

Virginia — 2.6%
Hampton Roads Transportation Accountability Commission, RB (i)
Series A, Senior Lien, 5.50%, 01/01/28	4,553	5,383,949
Series A, Senior Lien, 4.00%, 07/01/60	5,115	5,120,032
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,312	5,315,590

		15,819,571

West Virginia — 0.7%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48 (i)	4,222	4,232,812

Wisconsin — 1.5%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	3,072	3,073,254
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	2,658	2,701,478
Series A, 4.45%, 05/01/57	3,322	3,376,848

		9,151,580

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1%

(Cost: $194,336,150)		191,382,914

Total Long-Term Investments — 167.6% (Cost: $1,048,564,855)		1,031,925,619

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (j)(k)	2,825,225	2,826,073

Total Short-Term Securities — 0.5% (Cost: $2,825,440)		2,826,073

Total Investments — 168.1% (Cost: $1,051,390,295)		1,034,751,692

Liabilities in Excess of Other Assets — (0.4)%		(2,426,136)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.5)%		(113,983,296)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.2)%		(302,700,000)

Net Assets Applicable to Common Shares — 100.0%		$615,642,260

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE)

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2028, is $24,574,782. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$15,829,553	$—	$(13,003,818	) (a)	$(295)	$633	$2,826,073	2,825,225	$9,846	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	372	09/21/22	$45,024	$(862,194)
U.S. Long Bond	421	09/21/22	60,348	(2,140,517)
5-Year U.S. Treasury Note	318	09/30/22	36,170	(493,919)

				$(3,496,630)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$3,496,630	$—	$3,496,630

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Trust II (BLE)

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$10,696,611	$—	$10,696,611

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,155,422)	$—	$(3,155,422)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$111,909,973
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$840,542,705	$—	$840,542,705
Municipal Bonds Transferred to Tender Option Bond Trusts	—	191,382,914	—	191,382,914
Short-Term Securities
Money Market Funds	2,826,073	—	—	2,826,073

	$2,826,073	$1,031,925,619	$—	$1,034,751,692

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(3,496,630)	$—	$—	$(3,496,630)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(113,751,753)	$—	$(113,751,753)
VMTP Shares at Liquidation Value	—	(302,700,000)	—	(302,700,000)

	$—	$(416,451,753)	$—	$(416,451,753)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.7%
Black Belt Energy Gas District, RB, Series B-2, 1.95%, 12/01/48 (a)	$2,500	$2,491,997
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32 (b)	1,555	1,444,845

		3,936,842

Arizona — 4.6%
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,362,345
Arizona Industrial Development Authority, Refunding RB (b)
Series A, 5.38%, 07/01/50	2,500	2,548,742
Series G, 5.00%, 07/01/47	715	722,281
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,030	1,006,310
Industrial Development Authority of the City of Phoenix, RB (c)
6.63%, 07/01/23	2,245	2,346,050
6.88%, 07/01/23	3,440	3,602,605
Industrial Development Authority of the City of Phoenix, Refunding RB (b)
5.00%, 07/01/35	600	609,464
5.00%, 07/01/45	700	705,109
Series A, 5.00%, 07/01/35	1,125	1,142,745
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	9,805	10,870,960

		24,916,611

Arkansas — 0.7%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49 (b)	3,790	3,678,123

California — 5.6%
Bay Area Toll Authority, Refunding RB, 1.78%, 04/01/56 (a)	1,000	977,040
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52 (a)	1,500	1,561,062
California Health Facilities Financing Authority,
Refunding RB, Series A, 3.00%, 08/15/51	5,395	4,595,429
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	1,144	1,080,305
Series 2021-1, Class A, 3.50%, 11/20/35	1,265	1,232,658
California Municipal Finance Authority, ARB, AMT,
Senior Lien, 5.00%, 12/31/43	2,800	2,890,804
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57 (b)	445	338,001
CSCDA Community Improvement Authority, RB, M/F Housing (b)
4.00%, 10/01/56	205	187,524
4.00%, 12/01/56	315	252,630
Series A, Class 2, 4.00%, 06/01/58	1,270	1,092,608
Senior Lien, 3.13%, 06/01/57	1,080	783,564
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	635	518,666
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/46 (d)	10,000	3,754,720

Security	Par (000)	Value

California (continued)
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, RB, Series A, 3.00%, 07/01/44	$6,600	$5,766,308
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB,
Series E, AMT, 5.00%, 05/01/50	5,000	5,313,680

		30,344,999

Colorado — 2.8%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47 (b)	1,025	978,741
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	3,300	3,517,509
Colorado Health Facilities Authority, RB, Series D, 1.00%, 05/15/61 (a)	2,515	2,515,000
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/43	2,320	2,324,554
Series A, 5.00%, 08/01/44	3,840	4,108,616
E-470 Public Highway Authority, Refunding RB,
Series B, 1.88%, 09/01/39 (a)	510	507,853
Serenity Ridge Metropolitan District No.2, GO, Series A, 5.13%, 12/01/23 (c)	1,000	1,074,138

		15,026,411

Connecticut — 0.7%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	3,696,828

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	2,780	2,958,634

Florida — 10.8%
Celebration Pointe Community Development District, SAB (b)
5.00%, 05/01/32	860	882,519
5.00%, 05/01/48	2,160	2,178,196
Central Florida Expressway Authority, Refunding RB,
Senior Lien, 5.00%, 07/01/48	9,370	10,106,838
Florida Development Finance Corp., Refunding RB,
6.50%, 06/30/57 (b)	645	658,905
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	10,000	9,834,890
JEA Electric System Revenue, Refunding RB,
Series B-3, 1.35%, 10/01/36 (a)	7,405	7,405,000
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	255	259,169
5.25%, 05/01/37	470	484,971
5.38%, 05/01/47	770	789,235
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	4,625	4,797,975
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,914,712
Miami-Dade County Seaport Department, Refunding RB 4.00%, 10/01/49	4,680	4,635,517
Series A-1, AMT, (AGM), 4.00%, 10/01/45	6,400	6,297,811
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	375	388,726
Series A, 5.00%, 11/01/52	540	559,053

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, RB (continued)
Series B, 4.00%, 11/15/41	$300	$286,101
Series B, 5.00%, 11/15/42	135	144,595

		58,624,213

Georgia — 2.1%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	1,575	1,615,154
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62 (b)	375	383,101
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	1,855	2,019,481
Series B, 5.00%, 12/01/52 (a)	4,035	4,324,919
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	2,745	2,917,128

		11,259,783

Illinois — 10.2%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	2,855,764
Series D, 5.00%, 12/01/46	3,570	3,631,526
Series H, 5.00%, 12/01/36	865	898,997
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,200	1,268,959
Series D, 5.00%, 12/01/25	1,560	1,649,647
Series G, 5.00%, 12/01/34	865	906,415
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	1,450	1,515,505
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,042,676
Cook County Community College District No.508, GO, 5.25%, 12/01/31	5,000	5,168,910
Illinois Finance Authority, RB, Series A, 5.25%, 07/01/23 (c)	1,785	1,844,366
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	2,525	2,302,126
Series C, 5.00%, 02/15/41	3,600	3,836,372
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	8,692,912
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,515	2,598,428
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56 (d)	8,755	1,838,392
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,285	1,210,999
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54 (d)	12,215	2,811,869
State of Illinois, GO
Series A, 4.00%, 03/01/41	45	43,588
Series D, 5.00%, 11/01/28	6,965	7,568,503
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	3,725	3,736,440

		55,422,394

Security	Par (000)	Value

Indiana — 0.9%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	$2,250	$2,388,136
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23 (c)	2,640	2,711,473

		5,099,609

Iowa — 1.4%
Iowa Finance Authority, RB
5.00%, 05/15/36	1,050	1,056,029
Series A, 5.00%, 05/15/48	6,750	6,615,108

		7,671,137

Kansas — 1.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,965	1,967,120
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/40	3,700	3,897,762

		5,864,882

Maryland — 2.7%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	550,699
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,243,665
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	2,560	2,548,984
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	6,350	6,548,755

		14,892,103

Massachusetts — 2.4%
Commonwealth of Massachusetts, GO, Series B, 3.00%, 04/01/49	2,680	2,191,530
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	1,991,421
Series A, 5.00%, 01/01/47	845	874,218
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	1,620	1,701,250
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 4.00%, 07/01/44	6,180	6,094,728

		12,853,147

Michigan — 3.0%
Michigan Finance Authority, Refunding RB
2.08%, 04/15/47 (a)	5,595	5,769,978
4.00%, 09/01/50	855	834,967
Series C, Class 1, 4.00%, 06/01/49	2,500	2,365,290
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	340	327,709
Series A, 2.55%, 10/01/51	6,890	5,091,083
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,775	1,789,832

		16,178,859

Minnesota — 0.8%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	1,500	1,500,131

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52 (b)	$695	$702,768
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	1,884,211

		4,087,110

Mississippi — 1.8%
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	3,017,952
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,105	1,209,075
Series A, 4.00%, 10/15/38	5,535	5,578,666

		9,805,693

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	215	217,156
Series B-2, 3.60%, 12/01/47	335	341,623

		558,779

Nebraska — 1.5%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53 (a)	4,765	5,132,882
Central Plains Energy Project, Refunding RB, 5.00%, 09/01/42	3,200	3,207,904

		8,340,786

Nevada — 2.6%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,355,944
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,264,664
Series A-1, (AGM), 4.00%, 06/01/46	245	245,412
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	4,080	4,586,964
Series A, 5.00%, 06/01/37	1,500	1,672,769

		14,125,753

New Jersey — 11.2%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,440,440
New Jersey Economic Development Authority, ARB, Series A, AMT, 5.63%, 11/15/30	1,530	1,576,613
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	2,755	2,823,905
AMT, 5.13%, 01/01/34	1,050	1,078,913
AMT, 5.38%, 01/01/43	10,000	10,222,920
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,305	2,269,305
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,615	2,710,338
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	3,855	3,914,849
New Jersey Transportation Trust Fund Authority, RB
4.00%, 06/15/50	1,000	973,860
Series AA, 5.25%, 06/15/33	8,750	8,942,824
Series AA, 5.25%, 06/15/41	780	814,352
Series AA, 5.00%, 06/15/44	4,450	4,531,938
Series BB, 4.00%, 06/15/50	4,795	4,664,830

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38 (d)	$7,260	$3,633,811
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	5,430	5,929,962
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,550	4,729,520
Sub-Series B, 5.00%, 06/01/46	665	679,347

		60,937,727

New York — 10.0%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35 (b)	2,145	2,286,137
City of New York, GO
Series C, 4.00%, 08/01/37	4,000	4,106,216
Series F-1, 4.00%, 08/01/41	4,355	4,414,245
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,434,570
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	1,400	1,296,271
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/47	990	1,109,835
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	3,640	3,640,087
Series A, 6.25%, 06/01/41 (b)	3,300	3,313,890
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	4,250	4,236,511
Series 2, Class 2, 5.15%, 11/15/34 (b)	460	467,429
Series 2, Class 2, 5.38%, 11/15/40 (b)	1,145	1,167,527
Series A, 3.00%, 11/15/51	415	322,802
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/41	3,750	3,792,281
Series A, 4.00%, 03/15/46	1,800	1,818,567
Series A, 4.00%, 03/15/47	5,700	5,736,537
New York State Thruway Authority, RB, 4.13%,
03/15/56	3,325	3,332,591
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	665	690,682
AMT, 5.00%, 10/01/40	1,875	1,927,879
AMT, 4.00%, 04/30/53	1,175	1,024,154
New York Transportation Development Corp., Refunding RB, Series A, Class A, AMT, 4.00%, 12/01/39	500	478,032
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,874,994
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	2,772,269

		54,243,506

North Carolina — 2.4%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/50	365	321,556
Series A, 5.00%, 10/01/50	980	1,023,320
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	1,045	1,040,487
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	525	644,160
University of North Carolina at Chapel Hill, Refunding RB, Series A, 2.18%, 12/01/41 (a)	9,935	10,028,409

		13,057,932

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Dakota — 0.2%
University of North Dakota, COP, Series A, (AGM), 4.00%, 06/01/46	$990	$1,005,639

Ohio — 4.5%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	950	879,550
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,470	7,443,108
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	490	496,771
4.00%, 07/01/51	425	426,754
County of Montgomery Ohio, RB, Catholic Health Services, 5.45%, 10/01/38 (c)	7,430	7,776,907
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49 (b)	585	576,459
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	2,500	2,366,820
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	4,345,094

		24,311,463

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,205	2,055,523

Oregon — 1.0%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	800	865,754
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	5,000	4,799,045

		5,664,799

Pennsylvania — 14.1%
Allegheny County Hospital Development Authority, RB, 2.03%, 11/15/47 (a)	2,600	2,623,657
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42 (b)	1,725	1,768,615
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/49	6,030	6,628,556
Geisinger Authority, Refunding RB, 4.00%, 04/01/39	4,260	4,251,587
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	2,360	2,383,848
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/49	6,750	6,749,433
5.00%, 05/01/57	6,310	6,890,589
Series A, 5.00%, 09/01/48	3,330	3,566,597
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,220,482
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	1,895,893
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	2,565	2,656,873
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	410	324,115
Series 125B, AMT, 3.65%, 10/01/42	7,000	6,570,942
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	469,199
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,025,242
Series A, Subordinate, 5.00%, 12/01/39	1,670	1,815,515

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB (continued)
Series A, Subordinate, 5.00%, 12/01/44	$2,870	$3,082,948
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,700	1,848,170
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	2,315	1,996,734
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	2,955	3,313,781
(SAW), 5.00%, 03/01/43	2,145	2,384,249
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	4,852,507

		76,319,532

Puerto Rico — 5.0%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,340	1,359,344
5.63%, 05/15/43	1,335	1,356,763
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,363,377
Series A-1, Restructured, 5.00%, 07/01/58	12,657	12,747,916
Series A-2, Restructured, 4.33%, 07/01/40	2,240	2,217,522
Series A-2, Restructured, 4.78%, 07/01/58	3,133	3,124,322
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46 (d)	10,130	2,927,398

		27,096,642

Rhode Island — 1.5%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/39	240	213,302
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	5,920	5,927,069
Series B, 5.00%, 06/01/50	2,000	2,042,366

		8,182,737

South Carolina — 1.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,690	2,860,648
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	6,731,162

		9,591,810

Texas — 6.3%
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	4,005	4,468,310
AMT, 5.00%, 07/01/29	2,135	2,161,395
County of Nueces Texas, Refunding GO
4.00%, 02/15/37	575	593,641
4.00%, 02/15/39	1,205	1,233,268
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/43 (c)	850	870,033
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	5,000	5,335,220
Series A, 5.00%, 01/01/48	5,350	5,723,735
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/44	3,500	3,585,379
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB 5.00%, 12/15/29	2,260	2,485,781

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB (continued)
5.00%, 12/15/31	$3,480	$3,843,041
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,575	3,665,655

		33,965,458

Virginia — 2.4%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	430	357,893
Series A, 5.50%, 03/01/46	1,475	1,109,906
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,600,390
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	7,895	8,155,227

		13,223,416

Washington — 4.4%
Central Puget Sound Regional Transit Authority, RB, Series 2015, 1.53%, 11/01/45 (a)	6,000	5,817,840
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,295	1,357,668
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	4,905	5,289,513
State of Washington, COP
Series B, 5.00%, 07/01/36	1,725	1,943,618
Series B, 5.00%, 07/01/38	2,300	2,570,609
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23 (c)	4,010	4,086,430
Washington Health Care Facilities Authority, Refunding RB, 4.00%, 09/01/45	3,000	3,036,348

		24,102,026

Wisconsin — 2.4%
Public Finance Authority, RB
Series A, 5.00%, 06/01/36 (b)	200	201,047
Series A, 4.00%, 11/15/37	325	316,746
Series A, 5.00%, 11/15/41	2,180	2,340,775
Series A, 5.00%, 06/01/51 (b)	680	656,792
Series A, 5.00%, 06/01/61 (b)	870	825,468
Public Finance Authority, Refunding RB, Series A, 5.00%, 11/15/49	1,095	1,134,968
State of Wisconsin, GO, Series A, 1.75%, 05/01/25 (a)	3,000	3,049,944
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	4,080	4,495,230

		13,020,970

Wyoming — 0.4%
Wyoming Community Development Authority, Refunding RB, Series 2, AMT, 4.05%, 12/01/38	2,170	2,182,898

Total Municipal Bonds — 125.0% (Cost: $679,997,314)		678,304,774

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

Arizona — 1.8%
Maricopa County Industrial Development Authority, RB, Series 2017D, 4.00%, 01/01/48	10,000	9,910,335

Security	Par (000)	Value

California — 3.0%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	$14,998	$16,174,140

Colorado (f) — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	6,504	7,069,121
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	3,290	3,186,113

		10,255,234

Illinois — 2.2%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	11,841,828

Louisiana — 3.1%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	5,542	5,625,606
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	11,133	11,301,630

		16,927,236

Maryland — 2.1%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	4,898	5,125,611
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/47	5,509	6,161,823

		11,287,434

Michigan (f) — 2.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	7,434	7,396,701
Series A, 4.00%, 02/15/44	6,646	6,612,540

		14,009,241

New Jersey — 2.4%
South Jersey Transportation Authority, RB, Series A, (BAM-TCRS), 4.00%, 11/01/50	13,590	13,098,640

New York — 1.9%
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/46	10,000	10,103,155

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	600	600,470

Pennsylvania — 3.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38 (f)	7,250	7,503,018
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49 (f)	10,007	9,661,902
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,212,260

		21,377,180

Texas — 3.7%
Harris County Health Facilities Development Corp., Refunding RB, Series B, 5.75%, 07/01/27 (g)	17,655	19,820,039

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.4%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47 (f)	$6,960	$7,501,210

Washington — 2.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	10,000	11,070,530

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.1%

(Cost: $177,554,960)		173,976,672

Total Long-Term Investments — 157.1% (Cost: $857,552,274)		852,281,446

	Shares

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96% (h)(i)	9,000,303	9,003,003

Total Short-Term Securities — 1.7% (Cost: $9,001,566)		9,003,003

Total Investments — 158.8% (Cost: $866,553,840)		861,284,449

Other Assets Less Liabilities — 3.4%		19,058,025

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.3)%		(94,072,042)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.9)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$542,470,432

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2024 to August 1, 2027, is $26,782,302. See Note 4 of the Notes to Financial Statements for details.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$977,136	$8,019,694	(a)	$—	$4,887	$1,286	$9,003,003	9,000,303	$26,600	$—

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	189	09/21/22	$22,875	$(354,983)
U.S. Long Bond	210	09/21/22	30,102	(670,524)
5-Year U.S. Treasury Note	179	09/30/22	20,360	(231,184)

				$(1,256,691)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$1,256,691	$—	$1,256,691

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,467,513	$—	$1,467,513

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,161,349)	$—	$(1,161,349)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$48,363,883
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$678,304,774	$—	$678,304,774
Municipal Bonds Transferred to Tender Option Bond Trusts	—	173,976,672	—	173,976,672
Short-Term Securities
Money Market Funds	9,003,003	—	—	9,003,003

	$9,003,003	$852,281,446	$—	$861,284,449

Derivative Financial Instruments (a)
Liabilities
Interest Rate Contracts	$(1,256,691)	$—	$—	$(1,256,691)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniVest Fund, Inc. (MVF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(93,901,857)	$—	$(93,901,857)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(337,701,857)	$—	$(337,701,857)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Statements of Assets and Liabilities July 31, 2022

	BYM	BLE	MVF

ASSETS
Investments, at value — unaffiliated (a)	$574,217,689	$1,031,925,619	$852,281,446
Investments, at value — affiliated (b)	—	2,826,073	9,003,003
Cash pledged for futures contracts	612,000	2,369,000	1,403,000
Receivables:
Investments sold	5,602,270	16,490	20,094,047
TOB Trust	3,479,008	2,624,962	—
Dividends — affiliated	1,493	3,501	10,255
Interest — unaffiliated	4,596,085	10,281,361	7,610,048
Deferred offering costs	—	114,854	—
Prepaid expenses	28,220	20,635	20,940

Total assets	588,536,765	1,050,182,495	890,422,739

ACCRUED LIABILITIES
Bank overdraft	557,420	18,830	15,353
Payables:
Investments purchased	1,246,724	14,026,736	6,788,509
Accounting services fees	46,031	46,029	89,519
Custodian fees	4,574	8,223	7,218
Income dividend distributions — Common Shares	1,532,086	2,540,546	2,172,018
Interest expense and fees	152,373	231,543	170,185
Investment advisory fees	516,942	862,511	710,275
Offering costs	—	10,764	—
Trustees’ and Officer’s fees	60,092	96,754	121,819
Other accrued expenses	13,552	74,260	12,084
Professional fees	66,237	96,145	70,673
Transfer agent fees	24,388	36,490	40,363
Variation margin on futures contracts	22,229	39,651	52,434

Total accrued liabilities	4,242,648	18,088,482	10,250,450

OTHER LIABILITIES
TOB Trust Certificates	88,932,869	113,751,753	93,901,857
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs (c)(d)(e)	137,200,000	302,700,000	243,800,000

Total other liabilities	226,132,869	416,451,753	337,701,857

Total liabilities	230,375,517	434,540,235	347,952,307

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$358,161,248	$615,642,260	$542,470,432

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital (f)(g)(h)	$362,939,577	$669,290,945	$577,197,773
Accumulated loss	(4,778,329)	(53,648,685)	(34,727,341)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$358,161,248	$615,642,260	$542,470,432

Net asset value per Common Share	$13.56	$12.60	$8.37

(a) Investments, at cost — unaffiliated	$559,814,630	$1,048,564,855	$857,552,274
(b) Investments, at cost — affiliated	$—	$2,825,440	$9,001,566
(c) Preferred Shares outstanding	1,372	3,027	2,438
(d) Preferred Shares authorized	Unlimited	Unlimited	10,000,000
(e) Par value per Preferred Share	$0.001	$0.001	$0.10
(f) Common Shares outstanding	26,415,271	48,856,664	64,836,371
(g) Common Shares authorized	Unlimited	Unlimited	150,000,000
(h) Par value per Common Share	$0.001	$0.001	$0.10
See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

	BYM		BLE

	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

INVESTMENT INCOME
Dividends — affiliated	$10,023	$765	$9,846	$983
Interest — unaffiliated	21,295,424	24,677,008	38,540,889	30,736,544

Total investment income	21,305,447	24,677,773	38,550,735	30,737,527

EXPENSES
Investment advisory	3,147,703	3,707,439	5,596,205	4,521,408
Accounting services	62,982	68,555	51,979	78,877
Transfer agent	29,121	40,800	18,048	49,124
Trustees and Officer	16,774	42,803	29,059	50,311
Registration	8,084	9,053	21,794	8,419
Custodian	5,977	6,413	11,016	360
Reorganization costs	—	—	—	188,460
Miscellaneous	148,982	145,603	110,648	287,722

Total expenses excluding interest expense, fees and amortization of offering costs	3,419,623	4,020,666	5,838,749	5,184,681
Interest expense, fees and amortization of offering costs (a)	2,519,989	2,219,028	4,905,469	2,861,749

Total expenses	5,939,612	6,239,694	10,744,218	8,046,430
Less:
Fees waived and/or reimbursed by the Manager	(3,650)	(4,040)	(2,916)	(154,693)

Total expenses after fees waived and/or reimbursed	5,935,962	6,235,654	10,741,302	7,891,737

Net investment income	15,369,485	18,442,119	27,809,433	22,845,790

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,535,533)	58,511	(12,006,729)	1,160,136
Investments — affiliated	(2,133)	(225)	(295)	523
Futures contracts	982,081	1,071,784	10,696,611	(2,246,093)

	(5,555,585)	1,130,070	(1,310,413)	(1,085,434)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(55,779,533)	8,576,553	(118,403,231)	15,397,784
Investments — affiliated	(170)	170	633	(431)
Futures contracts	(335,059)	(1,812)	(3,155,422)	(341,208)

	(56,114,762)	8,574,911	(121,558,020)	15,056,145

Net realized and unrealized gain (loss)	(61,670,347)	9,704,981	(122,868,433)	13,970,711

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(46,300,862)	$28,147,100	$(95,059,000)	$36,816,501

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Operations
 (continued)

	MVF

	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

INVESTMENT INCOME
Dividends — affiliated	$26,600	$1,731
Interest — unaffiliated	31,368,399	35,332,958

Total investment income	31,394,999	35,334,689

EXPENSES
Investment advisory	4,330,110	4,945,029
Accounting services	128,891	125,896
Transfer agent	45,197	57,892
Trustees and Officer	22,853	70,172
Registration	19,846	22,284
Custodian	10,411	8,545
Miscellaneous	163,918	172,184

Total expenses excluding interest expense, fees and amortization of offering costs	4,721,226	5,402,002
Interest expense, fees and amortization of offering costs (a)	3,879,813	3,200,012

Total expenses	8,601,039	8,602,014
Less:
Fees waived and/or reimbursed by the Manager	(5,155)	(10,478)

Total expenses after fees waived and/or reimbursed	8,595,884	8,591,536

Net investment income	22,799,115	26,743,153

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,162,516)	1,309,050
Investments — affiliated	4,887	(1,627)
Futures contracts	1,467,513	936,356

	(7,690,116)	2,243,779

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(101,328,069)	28,178,258
Investments — affiliated	1,286	(430)
Futures contracts	(1,161,349)	(95,342)

	(102,488,132)	28,082,486

Net realized and unrealized gain (loss)	(110,178,248)	30,326,265

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(87,379,133)	$57,069,418

(a)	Related to TOB Trusts and/or VMTP Shares.
See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BYM			BLE

	Period from 09/01/21 to 07/31/22	Year Ended August 31,		Period from 09/01/21 to 07/31/22	Year Ended August 31,
		2021	2020		2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,369,485	$18,442,119	$17,439,536	$27,809,433	$22,845,790	$17,130,420
Net realized gain (loss)	(5,555,585)	1,130,070	(3,971,202)	(1,310,413)	(1,085,434)	(1,790,228)
Net change in unrealized appreciation (depreciation)	(56,114,762)	8,574,911	(2,247,404)	(121,558,020)	15,056,145	(7,435,630)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(46,300,862)	28,147,100	11,220,930	(95,059,000)	36,816,501	7,904,562

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to Common Shareholders	(16,852,955)	(18,114,969)	(15,210,013)	(30,868,262)	(23,759,629)	(16,527,555)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	—	2,684,598	—	—
Net proceeds from the issuance of common shares due to reorganization	—	—	—	—	376,530,043	—
Reinvestment of common distributions	70,326	74,214	—	371,902	598,608	302,128
Redemption of common shares	—	—	—	—	(379)	—

Net increase in net assets derived from capital share transactions	70,326	74,214	—	3,056,500	377,128,272	302,128

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(63,083,491)	10,106,345	(3,989,083)	(122,870,762)	390,185,144	(8,320,865)
Beginning of period	421,244,739	411,138,394	415,127,477	738,513,022	348,327,878	356,648,743

End of period	$358,161,248	$421,244,739	$411,138,394	$615,642,260	$738,513,022	$348,327,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets
(continued)

		MVF

	Period from 09/01/21 to 07/31/22	Year Ended August 31,
		2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,799,115	$26,743,153	$27,610,848
Net realized gain (loss)	(7,690,116)	2,243,779	(7,463,442)
Net change in unrealized appreciation (depreciation)	(102,488,132)	28,082,486	(8,423,790)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(87,379,133)	57,069,418	11,723,616

DISTRIBUTIONS TO COMMON SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to Common Shareholders	(23,905,170)	(26,064,221)	(26,610,402)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(111,284,303)	31,005,197	(14,886,786)
Beginning of period	653,754,735	622,749,538	637,636,324

End of period	$542,470,432	$653,754,735	$622,749,538

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

	BYM		BLE
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(46,300,862)	$28,147,100	$(95,059,000)	$36,816,501
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	212,309,098	49,101,892	310,872,608	118,584,352
Purchases of long-term investments	(198,752,689)	(32,039,703)	(290,578,709)	(105,312,829)
Net proceeds from sales (purchases) of short-term securities	6,325,080	(5,860,955)	13,003,818	(1,432,786)
Amortization of premium and accretion of discount on investments and other fees	813,635	838,858	3,257,233	2,668,415
Net realized (gain) loss on investments	6,537,666	(58,286)	12,007,024	(1,160,659)
Net unrealized (appreciation) depreciation on investments	55,779,703	(8,576,723)	118,402,598	(15,397,353)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,420)	(63)	(3,451)	112
From the Manager	—	—	96,582	(96,582)
Interest — unaffiliated	1,702,926	243,799	1,769,986	776,914
Variation margin on futures contracts	1,494	(1,494)	113,713	(113,713)
Prepaid expenses	(6,348)	7,580	(46,969)	(4,438)
Deferred offering costs	—	—	(114,854)	—
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(23,000)	28,597	(112,989)	28,420
Custodian fees	(2,105)	1,633	(6,600)	(4,990)
Interest expense and fees	127,123	(84,058)	199,304	(25,270)
Investment advisory fees	203,657	(737)	301,336	(101,229)
Trustees’ and Officer’s fees	(32,205)	18,014	(46,291)	23,496
Other accrued expenses	4,583	(736)	43,853	5,492
Professional fees	18,025	8,155	(13,968)	(11,657)
Reorganization costs	—	—	—	(274,973)
Transfer agent fees	10,200	4,560	(1,926)	5,944
Variation margin on futures contracts	18,900	3,329	39,651	—

Net cash provided by operating activities	38,733,461	31,780,762	74,122,949	34,973,167

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(16,782,373)	(17,776,426)	(30,972,362)	(23,316,431)
Payments for offering costs	—	—	10,764	—
Repayments of TOB Trust Certificates	(63,401,160)	(13,671,622)	(52,110,686)	(11,625,875)
Repayments of Loan for TOB Trust Certificates	—	—	(361,424)	—
Net payments on Common Shares redeemed	—	—	—	(379)
Proceeds from TOB Trust Certificates	41,497,308	—	7,249,073	1,580,000
Proceeds from Loan for TOB Trust Certificates	—	—	361,424	—
Increase (decrease) in bank overdraft	557,420	(325,370)	18,830	(326,459)
Amortization of deferred offering costs	—	—	81,811	—
Proceeds from issuance of Common Shares	—	—	2,684,598	—

Net cash used for financing activities	(38,128,805)	(31,773,418)	(73,037,972)	(33,689,144)

F I N A N C I A L S T A T E M E N T S	47

Statements of Cash Flows
 (continued)

	BYM		BLE
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

CASH
Net increase in restricted and unrestricted cash	$604,656	$7,344	$1,084,977	$1,284,023
Restricted and unrestricted cash at beginning of period	7,344	—	1,284,023	—

Restricted and unrestricted cash at end of period	$612,000	$7,344	$2,369,000	$1,284,023

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,392,866	$2,303,086	$4,624,354	$2,887,019

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$70,326	$74,214	$371,902	$598,608

Fair value of investments and derivatives acquired through reorganization	—	—	—	604,357,916

Net proceeds from the issuance of common shares due to reorganization	—	—	—	376,530,043

Net proceeds from the issuance of preferred shares due to reorganization	—	—	—	151,400,000

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$7,344	$—	$2,023
Cash pledged
Futures contracts	612,000	—	2,369,000	1,282,000

	$612,000	$7,344	$2,369,000	$1,284,023

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows
 (continued)

	MVF
	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(87,379,133)	$57,069,418
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	256,064,074	122,917,441
Purchases of long-term investments	(242,067,047)	(158,327,725)
Net proceeds from sales (purchases) of short-term securities	(8,019,694)	20,852,458
Amortization of premium and accretion of discount on investments and other fees	4,893,497	4,753,972
Net realized (gain) loss on investments	9,157,629	(1,307,423)
Net unrealized (appreciation) depreciation on investments	101,326,783	(28,177,828)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(10,240)	175
Interest — unaffiliated	2,659,032	241,182
Variation margin on futures contracts	30,704	(30,704)
Prepaid expenses	(20,940)	34,032
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(38,429)	50,633
Custodian fees	(2,590)	1,871
Interest expense and fees	149,070	(56,697)
Investment advisory fees	282,611	17,993
Trustees’ and Officer’s fees	(41,065)	24,207
Other accrued expenses	(3,237)	4,068
Professional fees	15,841	1,677
Transfer agent fees	18,512	9,144
Variation margin on futures contracts	52,434	—

Net cash provided by operating activities	37,067,812	18,077,894

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(23,905,170)	(26,064,222)
Repayments of TOB Trust Certificates	(20,417,732)	(8,031,669)
Repayments of Loan for TOB Trust Certificates	(1,620,737)	—
Proceeds from TOB Trust Certificates	8,290,737	16,795,000
Proceeds from Loan for TOB Trust Certificates	1,620,737	—
Increase (decrease) in bank overdraft	15,353	(425,003)

Net cash used for financing activities	(36,016,812)	(17,725,894)

CASH
Net increase in restricted and unrestricted cash	1,051,000	352,000
Restricted and unrestricted cash at beginning of period	352,000	—

Restricted and unrestricted cash at end of period	$1,403,000	$352,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,730,743	$3,256,709

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	1,403,000	352,000

	$1,403,000	$352,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights (For a share outstanding throughout each period)

	BYM
	Period from 09/01/21 to 07/31/22		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.95		$15.57	$15.72	$14.70	$15.32	$16.22

Net investment income (a)	0.58		0.70	0.66	0.61	0.67	0.75
Net realized and unrealized gain (loss)		(2.33)	0.37	(0.23)	1.04	(0.62)	(0.87)

Net increase (decrease) from investment operations		(1.75)	1.07	0.43	1.65	0.05	(0.12)

Distributions to Common Shareholders from net investment income (b)		(0.64)	(0.69)	(0.58)	(0.63)	(0.67)	(0.78)

Net asset value, end of period	$13.56		$15.95	$15.57	$15.72	$14.70	$15.32

Market price, end of period	$13.34		$16.06	$14.19	$14.19	$13.09	$14.84

Total Return Applicable to Common Shareholders (c)
Based on net asset value	(10.99	)% (d)	7.14%	3.20%	12.12%	0.80%	(0.30)%

Based on market price	(13.04	)% (d)	18.36%	4.19%	13.66%	(7.34)%	0.74%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	1.68	% (f)	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed	1.68	% (f)	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (g)	0.97	% (f)	0.96%	0.98%	0.98%	0.97%	0.97%

Net investment income to Common Shareholders	4.35	% (f)	4.41%	4.31%	4.13%	4.50%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$358,161		$421,245	$411,138	$415,127	$388,149	$404,474

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$137,200		$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$258,385		$407,030	$399,664	$402,571	$382,907	$394,806

TOB Trust Certificates, end of period (000)	$88,933		$107,358	$121,029	$118,726	$111,781	$101,288

Asset coverage per $1,000 of TOB Trust Certificates, end of period (h)	$6,570		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		32%	5%	13%	15%	30%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	BLE
	Period from 09/01/21 to 07/31/22		Year Ended August 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$15.18		$14.79		$15.16		$14.55	$15.17	$16.12

Net investment income (a)	0.57		0.69		0.73		0.71	0.76	0.83
Net realized and unrealized gain (loss)		(2.52)	0.44		(0.40)		0.60	(0.60)	(0.89)

Net increase (decrease) from investment operations		(1.95)	1.13		0.33		1.31	0.16	(0.06)

Distributions to Common Shareholders from net investment income (b)		(0.63)	(0.74)		(0.70)		(0.70)	(0.78)	(0.89)

Net asset value, end of period	$12.60		$15.18		$14.79		$15.16	$14.55	$15.17

Market price, end of period	$11.77		$16.10		$14.83		$15.48	$13.77	$15.45

Total Return Applicable to Common Shareholders (c)
Based on net asset value	(12.94	)% (d)	7.82%		2.37%		9.52%	1.35%	(0.18)%

Based on market price	(23.32	)% (d)	14.05%		0.52%		18.17%	(5.82)%	0.29%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	1.74	% (f)	1.60	% (g)	2.03	% (h)	2.55%	2.32%	2.02%

Total expenses after fees waived and/or reimbursed	1.74	% (f)	1.57	% (g)	2.00	% (h)	2.55%	2.31%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (i)	0.94	% (f)	1.00	% (g)	0.99	% (h)	0.98%	0.98%	0.99%

Net investment income to Common Shareholders	4.50	% (f)	4.54%		4.96%		4.86%	5.12%	5.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$615,642		$738,513		$348,328		$356,649	$342,437	$356,901

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$302,700		$302,700		$151,300		$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$247,830		$343,975		$330,223		$335,723	$326,330	$335,890

TOB Trust Certificates, end of period (000)	$113,752		$155,988		$73,763		$59,519	$67,497	$71,274

Asset coverage per $1,000 of TOB Trust Certificates, end of period (j)	$9,073		N/A		N/A		N/A	N/A	N/A

Portfolio turnover rate		27%	15%		19%		18%	7%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)
Includes
non-recurring
expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively

(h)
Includes
non-recurring
expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights
(continued)
(For a share outstanding throughout each period)

	MVF
	Period from 09/01/21 to 07/31/22		Year Ended August 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$10.08		$9.60	$9.83	$9.35	$9.75	$10.38

Net investment income (a)	0.35		0.41	0.43	0.44	0.51	0.56
Net realized and unrealized gain (loss)		(1.69)	0.47	(0.25)	0.50	(0.39)	(0.62)

Net increase (decrease) from investment operations		(1.34)	0.88	0.18	0.94	0.12	(0.06)

Distributions to Common Shareholders from net investment income (b)		(0.37)	(0.40)	(0.41)	(0.46)	(0.52)	(0.57)

Net asset value, end of period	$8.37		$10.08	$9.60	$9.83	$9.35	$9.75

Market price, end of period	$7.81		$9.80	$8.77	$9.49	$8.81	$9.84

Total Return Applicable to Common Shareholders (c)
Based on net asset value	(13.30	)% (d)	9.62%	2.30%	10.76%	1.52%	(0.38)%

Based on market price	(16.79	)% (d)	16.66%	(3.19)%	13.47%	(5.22)%	(3.10)%

Ratios to Average Net Assets Applicable to Common Shareholders (e)
Total expenses	1.58	% (f)	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed	1.58	% (f)	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs (g)	0.86	% (f)	0.84%	0.85%	0.87%	0.89%	0.91%

Net investment income to Common Shareholders	4.18	% (f)	4.17%	4.48%	4.74%	5.35%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$542,470		$653,755	$622,750	$637,636	$605,972	$630,489

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,800		$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$260,636		$368,152	$355,435	$361,541	$348,553	$358,609

TOB Trust Certificates, end of period (000)	$93,902		$106,029	$97,266	$100,463	$112,817	$139,989

Asset coverage per $1,000 of TOB Trust Certificates, end of period (h)	$9,373		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate		26%	13%	18%	31%	21%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.
See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end
management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end
non-index
fixed-income funds and all BlackRock-advised
closed-end
funds referred to as the BlackRock Fixed-Income Complex.
On May 20, 2022, the Board of each Trust approved a change in the fiscal year end of each Trust, effective as of July 31, 2022, from August 31 to July 31.
Prior Year Reorganization:
The Board and shareholders of BLE (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock Strategic Municipal Trust (“BSD”), BlackRock MuniYield Investment Quality Fund (“MFT”) and BlackRock Municipal Income Investment Trust (“BBF”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.
Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.
Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.
The reorganizations were accomplished by a
tax-free
exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BLE’s Share Class	Shares of BLE
BSD	Common	7,309,381	0.97816190	Common	7,149,748	(a)
MFT	Common	8,481,587	0.95690286	Common	8,116,045	(a)
BBF	Common	10,232,375	0.95732884	Common	9,795,743	(a)
BSD	VMTP	429	1	VMTP	429
MFT	VMTP	565	1	VMTP	565
BBF	VMTP	520	1	VMTP	520

(a)	Net of fractional shares redeemed.
Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganizations were as follows:

	BSD	MFT	BBF
Net assets applicable to Common Shareholders	$107,419,054	$121,937,458	$147,173,531
Paid-in-capital	94,046,930	113,183,132	133,279,579
Accumulated earnings	13,372,124	8,754,326	13,893,952
For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $354,170,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $730,700,317. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BSD	$175,642,719	$160,134,612	$29,381,544	$42,900,000
MFT	199,974,622	183,080,385	27,570,183	56,500,000
BBF	228,740,575	208,822,701	35,319,194	52,000,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements
(continued)

The purpose of these transactions was to combine four funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free
event and was effective on April 12, 2021.
Assuming the reorganization had been completed on September 1, 2020, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended August 31, 2021, are as follows:

•	Net investment income (loss): $33,072,194

•	Net realized and change in unrealized gain/loss on investments: $24,768,855

•	Net increase in net assets resulting from operations: $57,841,049
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.
Reorganization costs incurred by BLE in connection with the reorganization were expensed by BLE. The Manager reimbursed BLE $149,214, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.
2.   SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.
Dividend income and capital gain distributions, if any, are recorded on the ex-dividend
dates.
Non-cash
dividends, if any, are recorded on the
ex-dividend
dates at fair value.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization:
If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions from net investment income are declared monthly and paid monthly.
Distributions of capital gains are recorded on the
ex-dividend
dates and made at least annually.
The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length
transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.
The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.   SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities:
The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements
(continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
Municipal Bonds Transferred to TOB Trusts:
Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the fund’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts:
The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank
sponsored TOB Trusts, a Trust incurred
non-recurring,
legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.
Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BYM	$320,485	$390,551	$125,080	$836,116
BLE	423,566	496,333	187,483	1,107,382
MVF	352,647	396,943	137,336	886,926
For the period ended July 31, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BYM	$149,712,459		$88,932,869		1.36% — 1.51%	$101,962,832	0.90%
BLE	191,382,914		113,751,753		1.34 — 1.50	134,008,424	0.90
MVF	173,976,672		93,901,857		1.36 — 1.63	106,322,864	0.91

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements
(continued)

(b)
TOB Trusts may be structured on a
non-recourse
or recourse basis. When a Trust invests in TOB Trusts on a
non-recourse
basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2022.

For the period ended July 31, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BLE	$—	—%	$8,657	0.71%
MVF	—	—	38,820	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter
(“OTC”).
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except for MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

Trust Name	Investment Advisory Fees
BYM	0.55%
BLE	0.55
For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust
(including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, MVF pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of the Trust’s net assets.
For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

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Notes to Financial Statements
(continued)

BLE has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BLE common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BLE’s common shares and a portion of such commission is re-allowed
to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended July 31, 2022 amounted to $5,426.
Expense Limitations, Waivers and Reimbursements:
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21
BYM	$3,650	$4,040
BLE	2,916	5,479
MVF	5,155	10,478
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the period ended July 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:
Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES
For the period ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BYM	$197,155,300	$214,441,368
BLE	293,542,770	307,578,536
MVF	241,754,285	276,158,121

8.	INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible
expenses were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BLE	$(81,811)	$81,811
The tax character of distributions paid was as follows:

Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20
BYM
Tax-exempt income	$18,536,828	$19,515,934	$17,488,919
Ordinary income	—	766	8,726

	$18,536,828	$19,516,700	$17,497,645

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Notes to Financial Statements
(continued)

Trust Name	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

BLE

Tax-exempt income	$34,546,170	$25,894,836	$19,045,703

Ordinary income	38,368	12,881	4,584

	$34,584,538	$25,907,717	$19,050,287

MVF

Tax-exempt income	$26,882,530	$28,554,249	$30,497,864

Ordinary income	15,527	802	190,992

	$26,898,057	$28,555,051	$30,688,856

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

BYM	$4,801	$(18,328,618)	$13,545,488	$(4,778,329)

BLE	94,448	(34,056,036)	(19,687,097)	(53,648,685)

MVF	10,105	(28,303,468)	(6,433,978)	(34,727,341)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and
tax-basis
net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, tax deferral of losses on straddles, the timing of distributions and the deferral of compensation to trustees.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BYM	$471,374,799	$23,083,816	$(9,173,790)	$13,910,026

BLE	938,084,045	23,010,114	(40,094,220)	(17,084,106)

MVF	773,381,696	16,437,947	(22,437,051)	(5,999,104)

9.   PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.
A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements
(continued)

investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.
Counterparty Credit Risk:
The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a
mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Concentration Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.
LIBOR Transition Risk:
The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.
10. CAPITAL SHARE TRANSACTIONS
BYM and BLE are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Period from 09/01/21	Year Ended
Trust Name	to 07/31/22	08/31/21	08/31/20
BYM	4,409	4,589	—
BLE	24,988	39,663	20,351
For the period ended July 31, 2022, year ended August 31, 2021 and year ended August 31, 2020, shares issued and outstanding remained constant for MVF.
For the year ended August 31, 2021, Common Shares of BLE issued and outstanding increased by 25,061,561 as a result of the reorganization of BSD, MFT and BBF with and into BLE.
For the year ended August 31, 2021, Common Shares of BLE issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BSD, MFT and BBF with and into BLE.
The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.
For the period ended July 31, 2022, the Trusts did not repurchase any shares.
BLE has filed a prospectus with the SEC allowing it to issue an additional 15,000,000 Common Shares through the Shelf Offering. Under the Shelf Offering, BLE, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 14,822,320 Common Shares remain available for issuance under the Shelf Offering. During the period, BLE issued 177,680 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BLE in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital.
Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
Preferred Shares
A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification
as a
closed-end
investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VMTP Shares
BYM, BLE and MVF (for purposes of this section, each a “VMTP Trust”) have issued Series
W-7
VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BYM	12/16/11	1,372	$137,200,000	07/02/23	Aa1	AA
BLE	12/16/11	1,513	151,300,000	07/02/23	Aa1	AA
	04/12/21	1,514	151,400,000	07/02/23	Aa1	AA

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Notes to Financial Statements
(continued)

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MVF	12/16/11	2,438	$243,800,000	07/02/23	Aa1	AA
Redemption Terms:
Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to each VMTP Trust, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends:
Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month
LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a
step-up
spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up
payments, and complying with certain asset coverage and leverage requirements.
For the period ended July 31, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	BYM	BLE	MVF
Dividend rates	1.34%	1.34%	1.34%
For the period ended July 31, 2022 and year ended August 31, 2020, VMTP Shares issued and outstanding of BYM, BLE and MVF remained constant.
For the year ended August 31, 2021, VMTP Shares issued and outstanding for BLE increased by 1,514 due to the reorganizations of BSD, MFT and BBF with and into BLE.
Offering Costs:
The Trusts incurred costs in connection with the issuance of VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP Shares.
Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting:
The VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt
income for
tax-reporting
purposes. Dividends and amortization of deferred offering costs on VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BYM	$1,683,873	$—
BLE	3,716,276	81,811
MVF	2,992,887	—

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BYM	08/01/22	08/15/22	09/01/22	$0.058000
	09/01/22	09/15/22	10/03/22	0.058000
BLE	08/01/22	08/15/22	09/01/22	0.052000
	09/01/22	09/15/22	10/03/22	0.052000
MVF	08/01/22	08/15/22	09/01/22	0.033500

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
(continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	09/01/22	09/15/22	10/03/22	$0.033500
The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares (a)
Trust Name	Shares	Series	Declared
BYM	VMTP	W-7	$319,164
BLE	VMTP	W-7	704,161
MVF	VMTP	W-7	567,144

(a)	Dividends declared for period August 1, 2022 to August 31, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniVest Fund, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniVest Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the period from September 1, 2021 through July 31, 2022 and for the year ended August 31, 2021, the statements of changes in net assets for the period from September 1, 2021 through July 31, 2022 and for each of the two years in the period ended August 31, 2021, the financial highlights for the period from September 1, 2021 through July 31, 2022 and for each of the five years in the period ended August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the period from September 1, 2021 through July 31, 2022 and for the year ended August 31, 2021, the changes in their net assets for the period from September 1, 2021 through July 31, 2022 and for each of the two years in the period ended August 31, 2021, and the financial highlights for the period from September 1, 2021 through July 31, 2022 and each of the five years in the period ended August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2022
We have served as the auditor of one or more BlackRock investment companies since 1992.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), and BlackRock MuniVest Fund, Inc. (“MVF”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May
19-20,
2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day
meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year,
three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment
management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out
benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised
mutual funds,
closed-end
funds, and
open-end
funds, under similar investment mandates, as applicable; (e) a review of non-management
fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.
At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out
benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund
basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	65

Disclosure of Investment Advisory Agreements
(continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end
funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment
advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BLE’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end
funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing
COVID-19
pandemic.
B. The Investment Performance of each Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date
at a fund’s
ex-date
NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BYM’s performance relative to BYM’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BYM generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BYM, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BLE’s performance relative to BLE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BLE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BLE, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered MVF’s performance relative to MVF’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MVF generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MVF, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements
(continued)

considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised
mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end
fund,
closed-end
fund,
sub-advised
mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end
funds do not have fund level breakpoints because
closed-end
funds generally do not experience substantial growth after the initial public offering.
Closed-end
funds are typically priced at scale at a fund’s inception. The Board noted that although BLE may from time-to-time
make additional share offerings pursuant to its equity shelf program, the growth of BLE’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or
“fall-out”
benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the
closed-end
fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end
fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end
funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end
funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end
fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end
funds; and maintaining and enhancing its
closed-end
fund website.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	67

Disclosure of Investment Advisory Agreements
(continued)

Conclusion
At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year
term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important
or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since August 31, 2021 (each Fund changed its fiscal year-end
from August 31 to July 31 effective July 31, 2022). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objectives and Policies
BlackRock Municipal Income Quality Trust (BYM)
The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and

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Investment Objectives, Policies and Risks
(continued)

that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock Municipal Income Trust II (BLE)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or
closed-end
investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt
preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax
yield likely to be provided from the Fund with that

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Investment Objectives, Policies and Risks
(continued)

from comparable
tax-exempt
investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock MuniVest Fund, Inc. (MVF)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) (“Municipal Bonds”).
The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are
SP-1+
through
SP-2
for S&P,
MIG-1
through
MIG-3
for Moody’s and
F-1+
through
F-3
for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are
A-1+
through
A-3
for S&P,
Prime-1
through
Prime-3
for Moody’s and
F-1+
through
F-3
for Fitch. Obligations ranked in the lowest investment grade rating category (BBB,
SP-2
and
A-3
for S&P; Baa,
MIG-3
and
Prime-3
for Moody’s and BBB and
F-3
for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories
or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned

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Investment Objectives, Policies and Risks
(continued)

to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986
law) (“PABs”) (in general, bonds that benefit
non-governmental
entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax
yield likely to be provided from the Fund with that from comparable tax-exempt
investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.
The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage:
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings.
Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.
Investment and Market Discount Risk:
An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value

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Investment Objectives, Policies and Risks
(continued)

could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.)The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks:
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•
Tax-Exempt
Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt
status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

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Investment Objectives, Policies and Risks
(continued)

Taxability Risk:
The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt
or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption.
As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt
status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk:
Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk:
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk:
Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Leverage Risk:
The Fund uses leverage for investment purposes through the issuance of VMTP Shares and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into reverse repurchase agreements. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk:
The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse
or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk:
Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Illiquid Investments Risk:
The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
(continued)

substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BLE) :
Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk:
The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•
Counterparty Risk — : Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•
Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other
non-U.S.
jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry,

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	75

Investment Objectives, Policies and Risks
(continued)

group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus
(COVID-19)
that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

The following includes additional required disclosures for BLE, which has filed a shelf offering registration statement as of the fiscal year ended July 31, 2022.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BLE’s common shares.

	BLE
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (a)	1.00%
Offering expenses borne by BLE (as a percentage of offering price) (a)	0.02
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$ 2.50	(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees (c)(d)	0.91%
Other expenses	0.83
Miscellaneous	0.03
Interest expense (e)	0.80
Total annual expenses	1.74
Fee waiver (d)	—
Total annual fund operating expenses after fee waiver (d)	1.74

(a)	BLE shareholders will pay all offering expenses involved with this offering.
(b)
Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BLE. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BLE currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.55% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BLE (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)
BLE and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the management fee with respect to any portion of BLE’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its management fees by the amount of investment advisory fees BLE pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BLE (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Trust or a majority of the outstanding voting securities of BLE), upon 90 days’ written notice by BLE to the Manager.

(e)
The total expense table includes interest expense associated with BLE’s investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BLE invests, it is recorded on BLE’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares, because the VMTP Shares are considered debt of BLE for financial reporting purposes.

BLE uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BLE when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BLE’s leverage strategy, the Total annual operating expenses after fee waivers (excluding interest expense) are 0.94%.

S H A R E H O L D E R U P D A T E	77

Shareholder Update
(continued)

Expense Example
The following example illustrates BLE’s expenses (including the sales load of $10.00 and offering costs of $0.20) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.74% of net assets attributable to common shares and (ii) a 5% annual return:

Total expenses incurred	1 Year	3 Years	5 Years	10 Years
BLE	$ 28	$ 64	$ 104	$ 213
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BLE’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Share Price Data
The following table summarizes BLE’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, BLE changed the its fiscal year end from August 31 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2022	$ 11.86	$ 10.57	$ 12.78	$ 11.78	(7.20)%	(10.27)%	5,099,259
May 31, 2022	13.90	10.63	14.14	11.72	(1.70)	(9.30)	11,216,795
February 28, 2022	15.38	13.65	15.03	14.10	2.33	(3.19)	8,082,836
November 30, 2021	16.14	14.86	15.18	14.96	6.32	(0.67)	4,325,591
August 31, 2021	16.10	15.35	15.18	15.18	6.06	1.12	4,954,334
May 31, 2021	15.83	14.78	15.18	14.82	5.46	(0.67)	5,273,595
February 26, 2021	16.16	15.00	15.46	14.83	4.53	(0.07)	2,122,958
November 30, 2020	15.66	14.28	14.98	14.51	6.10	(1.65)	2,112,424
August 31, 2020	15.78	14.15	15.10	14.15	7.73	(1.86)	2,658,420
May 29, 2020	15.41	10.40	15.52	12.41	1.44	(24.14)	5,948,263
February 28, 2020	16.12	14.78	15.55	14.91	5.93	(4.89)	2,388,473
November 29, 2019	15.48	14.40	15.16	14.81	2.81	(3.95)	2,837,146
As of July 31, 2022, BLE’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $11.77, $12.60, and (6.59)% respectively.
Common shares of BLE have historically traded at both a premium and discount to NAV.
Shares of
closed-end
funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update
(continued)

Senior Securities
The following table sets forth information regarding BLE’s outstanding senior securities as of the end of each of BLE’s last ten fiscal years, as applicable. BLE’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidating Preference	(a)	Average Market Value (000)		Type of Senior Security
July 31, 2022	$113,752	$9,073	(b)	$	N/A		$134,008	(c)	TOBs
July 31, 2022	302,700	247,830	(d)		100,000		N/A		VMTP Shares
August 31, 2021	302,700	343,975	(e)		100,000		N/A		VMTP Shares
August 31, 2020	151,300	330,223	(e)		100,000		N/A		VMTP Shares
August 31, 2019	151,300	335,723	(e)		100,000		N/A		VMTP Shares
August 31, 2018	151,300	326,330	(e)		100,000		N/A		VMTP Shares
August 31, 2017	151,300	335,890	(e)		100,000		N/A		VMTP Shares
August 31, 2016	151,300	350,213	(e)		100,000		N/A		VMTP Shares
August 31, 2015	151,300	336,529	(e)		100,000		N/A		VMTP Shares
August 31, 2014	151,300	339,946	(e)		100,000		N/A		VMTP Shares
August 31, 2013	151,300	306,430	(e)		100,000		N/A		VMTP Shares
August 31, 2012	151,300	349,025	(e)		100,000		N/A		VMTP Shares

(a)
Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of BLE in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)	Calculated by subtracting BLE’s total liabilities (not including VMTP Shares and TOBs) from BLE’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.
(c)	Represents weighted average daily market value of TOBs.
(d)
Calculated by subtracting BLE’s total liabilities (not including VMTP Shares and TOBs) from BLE’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule
18f-4
of the 1940 Act.

(e)
Calculated by subtracting BLE’s total liabilities (not including VMTP Shares) from BLE’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

S H A R E H O L D E R U P D A T E	79

Automatic Dividend Reinvestment Plan

Pursuant to BYM, BLE and MVF’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BYM, BLE and MVF declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested
portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800)
699-1236.
Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.
W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Trustee and Officer Information
(continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees;
Co-Chair
of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
		businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None
(a)
 The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)
 Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws
or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws
or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case
basis, as appropriate.
(c)
  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.
(d)
 Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
 Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
(continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end
funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares
®
Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the
BFA-advised
iShares
®
exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.
Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022 to elect director nominees for each Trust. There were no broker non-votes
with regard to any of the Trusts.
Shareholders elected the Class III Trustees as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	21,472,799	792,559	21,455,638	809,720	21,468,427	796,931
BLE	36,643,639	1,960,366	36,686,938	1,917,067	36,625,484	1,978,521
MVF	38,530,986	17,535,028	38,498,419	17,567,595	38,588,326	17,477,688
For the Trusts listed above, Trusteess whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Trusts, other than BLE, do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BLE’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling
(800)-882-0052.
The following information is a summary of certain changes since August 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
On November 2, 2021, MVF divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, MVF amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws
that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
(continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for
e-mail
notifications of quarterly statements, annual and semi-annual shareholder reports and, for BLE only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BLE only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BLE only, prospectuses, annual and semi-annual reports,
Rule 30e-3
notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800)
882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form
N-PORT.
The Trusts’ Forms
N-PORT
are available on the SEC’s website at
sec.gov
. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent
12-month
period ended June 30 is available without charge, upon request (1) by calling (800)
882-0052;
(2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the
“Closed-end
Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BLE may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BLE may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BLE’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BLE to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On November 22, 2021, BLE filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BLE are not offers to sell BLE Common Shares or solicitations of an offer to buy BLE Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BLE contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BLE carefully and in its entirety before investing. Copies of the final prospectus for BLE can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

A D D I T I O N A L I N F O R M A T I O N	85

Additional Information
(continued)

BlackRock Privacy Principles (continued)
BlackRock obtains or verifies personal
non-public
information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to
non-affiliated
third parties any
non-public
personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated
third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public
personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public
personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development
Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	87

Want to know more?
blackrock.com  |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEF-NTL-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Municipal Income Trust II	$32,742	$32,421	$4,000	$10,614	$15,500	$33,200	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from August 31 to July 31 effective July 31, 2022 whereby this fiscal year consists of the eleven months ended July 31, 2022.

4Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Municipal Income Trust II	$19,718	$43,814

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1The registrant changed its fiscal year end from August 31 to July 31 effective July 31, 2022 whereby this fiscal year consists of the eleven months ended July 31, 2022.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Michael Perilli, CFA, Director at BlackRock, and Phillip Soccio, CFA, Director at BlackRock. Each of the foregoing investment professional is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, O’Connor, Perilli and Soccio have been members of the registrant’s portfolio management team since 2006, 2006, 2022 and 2022, respectively. On or about March 1, 2023, Mr. Jaeckel will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA[1]	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael Perilli, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(a)(2) As of July 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA[1]	20	0	0	0	0	0
	$22.60 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	19	0	0	0	0	0
	$26.97 Billion	$0	$0	$0	$0	$0
Michael Perilli, CFA	14	0	0	0	0	0
	$7.48 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	11	0	0	0	0	0
	$5.66 Billion	$0	$0	$0	$0	$0

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(iv) Portfolio Manager Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

            The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

            BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

            Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

            Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

            Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

            For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

            Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

            Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA[1]	$100,001-$500,000
Walter O’Connor, CFA	$1 - $10,000
Michael Perilli, CFA	$1 - $10,000
Phillip Soccio, CFA	$1 - $10,000

1 On or about March 1, 2023, Theodore R. Jaeckel, Jr. will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the registrant.

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Consent of Independent Registered Public Accounting Firm

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust II

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust II

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust II

Date: September 23, 2022